                                                                   Exhibit 10.48


                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                          SAMSUNG ELECTRONICS CO., LTD.

                                       AND

                                 THE 3DO COMPANY

                           Dated as of April 25, 1997

                            ASSET PURCHASE AGREEMENT

            This Asset Purchase Agreement (the "Agreement") is entered into as of this 24th day of April, 1997 ("Execution Date"), by and between Samsung Electronics Co., Ltd. ("Samsung"), a corporation organized under the laws of the Republic of Korea and having a place of business at San # 24, Nongseo-Lee, Kiheung-Eup, Yongin-City, Kyungki-Do, Korea and The 3DO Company ("3DO"), a California corporation having its principal place of business at 600 Galveston Drive, Redwood City, CA 94063, U.S.A.

                                    RECITALS

            A. 3DO is currently in the business of, among other things, designing and licensing the manufacture, marketing and sale, of semiconductor devices and systems that use those devices, which business is operated as the 3DO Systems Division (the "3DO Systems Division").

            B. 3DO wishes to sell to Samsung and Samsung wishes to acquire, certain tangible and intangible assets of 3DO related to the business of the 3DO Systems Division.

            C. Pursuant to the terms of the Stock Purchase Agreement among Samsung, Samsung Semiconductor, Inc. ("SSI"), a California corporation, AGT, Inc. ("Newco"), a Delaware corporation, and the current stockholders of Newco of even date herewith (the "Newco Agreement"), concurrent with closing of the purchase and sale of the assets of 3DO pursuant to this Agreement, Samsung intends to transfer all of such assets to Newco as part of the consideration for the issuance of shares of Series A Preferred Stock of Newco to Samsung.

            NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants, and other terms and conditions, set forth herein, Samsung and 3DO (each a "Party" and together the "Parties") agree as follows:


                                    AGREEMENT

                                       I.

                                   DEFINITIONS

            For the purpose of this Agreement, the following definitions shall apply.

            I.1 "Affiliate" of any Person means any other Person which directly or indirectly controls, is controlled by or is under common control with, such Person. The term "control" (including its correlative meanings "controlled by" and "under common control with") means possession, directly or indirectly, of power to direct or cause the direction of management, business affairs, or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

            I.2 "Business Day" means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of California or the Republic of Korea) on which banks are open for business in San Francisco, California, U.S.A.

            I.3 "Closing" means the closing of the transactions described in
Section IV.4 of this Agreement.

            I.4 "Closing Date" means the date on which the Closing occurs.

            I.5 "Corporate Sale" shall mean (i) any acquisition of a Party by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of such Party for securities or consideration issued, or caused to be issued, by the acquiring corporation or any of its subsidiaries that results in the Party's stockholders immediately prior to such merger or consolidation not holding at least 50% of the voting stock of the surviving corporation immediately after such merger or consolidation, or (ii) any other transaction or series of related transactions that will result in such Party's stockholders immediately prior to such transaction, or series of related transactions, not holding at least 50% of the voting stock of such Party immediately after such transaction or series of transaction (other than a transaction or series of transactions involving the original issue of shares of capital stock by such Party for cash or cancellation of indebtedness), or (iii) a sale or other transfer of all or substantially all of the assets of the Party; for purposes of clause (iii) above, both the quantum of assets involved in a sale or other transfer and the effect of such transfer upon the nature of the business of the Party shall be taken into account in determining whether such transfer involves all or substantially all of such Party's assets.

            I.6         "Dollars" or "$" means U.S. dollars.

            I.7 "Governmental Action" means any authorization, consent, approval, order, waiver, exception, variance, franchise, permission, permit or license of, or any registration, filing or declaration with, by or in respect of, any Governmental Authority.

            I.8 "Governmental Authority" means any national, federal, state or local governmental Person, authority, agency, court, regulatory commission or other governmental body in the United States, the Republic of Korea or other applicable jurisdiction, or any stock exchange or automated quotation system having authority with respect to the applicable matter.

            I.9 "Governmental Rule" means any statute, law, treaty, rule, code, ordinance, regulation, license, permit, certificate or order of any Governmental Authority or any judgment, decree, injunction, writ, order or like action of any court or other judicial or quasijudicial tribunal.

            I.10 "Intellectual Property Rights" means any rights with respect to intellectual property, including patents, patent applications and other patent rights; copyrights, copyright registrations and copyright rights (including, but not limited to, copyrights, copyright registrations and other copyright rights with respect to computer software, firmware, programming tools, drawings, specifications, databases and documentation) mask work rights and other rights with respect to semiconductors; trade secrets and other rights with respect to confidential or proprietary information; other rights with respect to inventions, discoveries, improvements, know how, formulae, processes, technical information and other technology; and other intellectual property rights, whether or not subject to statutory registration or protection, and all rights under any license or other arrangement with respect to the foregoing; but, unless otherwise expressly provided herein or necessary to otherwise effect the transfer of Intellectual Property Rights contemplated by this Agreement or otherwise necessary to effect the purposes of this Agreement, excluding any trademark, trade name or similar rights with respect to identification of source or origin.

            I.11 "Person" means any individual, firm, company, corporation, unincorporated association, partnership, trust, joint venture, Governmental Authority or other entity, and shall include any successor (by merger or otherwise) of any such entity.

            I.12 "Prior 3DO Agreements" means the Technology Licensing Agreement between 3DO and Matsushita Electric Industrial Co., Ltd. dated December 7, 1995, as amended pursuant to the amendments thereof dated April 24, 1996 and March 2, 1997 (the "MEI Agreement"), the Joint Development and License Agreement between 3DO and Cirrus Logic, Inc., dated on or about February 29, 1996 (the "Cirrus Logic Agreement"), and the Semiconductor Purchase and Sales Agreement between 3DO and International Business Machines, Inc., dated on or about June 28, 1996 (the "IBM Agreement").

            I.13 "3DO Transferred Assets" means the 3DO Transferred Assets as defined in Section II.1 hereof.

            I.14 "Use" means, with respect to any Intellectual Property Rights or any embodiments thereof (including, but not limited to, any computer software and other copyrightable subject matter, any semiconductor technology and materials related thereto, and other technology, in tangible, intangible or other form), (a) to reproduce, distribute, perform and display (publicly or otherwise), prepare derivative works of, make (or have made) any product or process based on, using or otherwise subject to such Intellectual Property Rights or any such embodiment, and otherwise to use and exploit such Intellectual Property Rights and (b) to grant licenses (with the right to grant sublicenses) of the right to do the same.

                                       II.

                 TRANSFER OF ASSETS AND CERTAIN COVENANTS OF 3DO

            II.1 Transfer of 3DO Transferred Assets. On the Closing Date, 3DO shall transfer and assign to Samsung all right, title and interest in and deliver to Samsung, the following tangible and intangible assets of the business of 3DO ("3DO Transferred Assets") currently operated as the 3DO Systems Division (the "3DO System Division"):

                 (a) Certain computer equipment and other capital equipment owned by 3DO that is used principally in the business of the 3DO Systems Division, as specifically set forth in Exhibit A and certain inventory of the 3DO Systems Division as listed on Exhibit A to the extent not shipped to customers prior to Closing pursuant to orders received by 3DO prior to Closing and scheduled to be shipped prior to Closing ("3DO Owned Physical Assets");

                 (b) Certain computer equipment and other capital equipment held by 3DO under lease from third parties that is used principally in the business of the 3DO Systems Division, as specifically set forth in Exhibit A ("3DO Leased Physical Assets"), provided that (i) the transfer and assignment of 3DO's leasehold interest in the 3DO Leased Physical Assets and physical delivery of the 3DO Leased Physical Assets shall occur only after 3DO has obtained any required consents of such third parties, and (ii) 3DO pays any fees, penalties or other charges payable in connection with the transfer, assignment and delivery and Samsung (subject to its right of assignment to Newco or any other third party transferee) assumes any further payment and other obligations to such third parties arising after the Closing; and

                 (c) Certain designs, technical developments, netlists, work in progress, and other technology used principally in the business of the 3DO Systems Division, as specifically set forth in Exhibit A, including any related Intellectual Property Rights, and any of the same developed or used through the Closing Date including any related Intellectual Property Rights ("3DO Intangible Assets"), to the extent 3DO has the right to assign such 3DO Intangible Assets, subject to the reservation of Section II.4.

            Except for the performance of obligations arising after the Closing from the leases or other contracts pursuant to which the 3DO Leased Physical Assets are leased or from licenses or other contracts constituting part of the 3DO Intangible Assets to be assigned to Samsung as specified in Exhibit A (the "Assumed Liabilities"), notwithstanding any provision of this Agreement, neither Samsung nor Newco nor any other Person to whom Samsung or Newco hereafter transfers or assigns any of the 3DO Transferred Assets shall assume or become liable for any liabilities or obligations of 3DO or any of its Affiliates, whether presently fixed and determined, contingent or otherwise. All such liabilities and obligations of 3DO and its Affiliates not expressly assumed by Samsung hereunder, which liabilities and obligations not assumed include, without limitation, all liabilities and obligations under the Prior 3DO Agreements, shall remain liabilities and obligations of 3DO and/or such Affiliates, and 3DO and/or such Affiliates shall be solely liable to perform and discharge such liabilities and obligations.

            II.2 License of Assets. To the extent 3DO (i) does not have the right to assign 3DO Intangible Assets to Samsung in accordance with Section II.1 or (ii) does not have the right to assign 3DO Intangible Assets to Samsung in accordance with Section II.1 without consent and such consent is not obtained, such absolute or conditional lack of a right to transfer such 3DO Intangible Assets is so indicated on Exhibit A, and 3DO grants to Samsung, effective on the Closing Date, an exclusive (subject to the reservation of Section II.4.), perpetual, irrevocable, paid-up, transferable (to and by Newco or any other transferee of Samsung or its transferees), worldwide license (with right of sublicense) of 3DO's rights with respect to such 3DO Intangible Assets to Use such 3DO Intangible Assets, but subject to any limitations with respect thereto set forth in the Prior 3DO Agreements and except for the 3DO Intangible Assets under licenses, which cannot be licensed by 3DO or which require consent to be licensed and as to which consent could not be obtained despite 3DO's performance of its obligations under Section II.8. To the extent any Intellectual Property Rights owned, or licensed by 3DO that are not 3DO Intangible Assets ("Other 3DO Intellectual Property Rights") are necessary for the Use of the 3DO Intangible Assets, 3DO grants to Samsung, effective on the Closing Date, a non-exclusive, perpetual, irrevocable, paid-up, transferable (to or by Newco or any other transferee of Samsung or its transferees), worldwide license (with right of sublicense) to Use the Other 3DO Intellectual Property Rights to the extent necessary for the Use of the 3DO Intangible Assets.

            II.3 Employee Matters. 3DO shall use reasonable commercial efforts to cause the employees of 3DO listed on Exhibit B (the "3DO Employees") and such other 3DO employees, if any, as the Parties may agree, to accept offers of employment by Newco on and as of the Closing Date. With respect to 3DO employees who accept such employment as of the Closing Date, 3DO shall have no liability to Samsung or Newco, except to the extent required by applicable employment law, to the 3DO employees with respect to employment after the Closing Date and, except as the Parties may expressly otherwise agree in writing, any such personnel employed by Newco shall be independent of, and have no further obligations to, 3DO. With respect to 3DO employees who accept such employment with Newco as of the Closing Date, all obligations of 3DO to such 3DO employees accrued through the Closing Date, including obligations for salaries, sales commissions, payroll taxes, fringe benefits and severance pay shall remain the obligations of 3DO.

            II.4 Retention of Rights by 3DO. Notwithstanding the assignment, transfer and delivery of the 3DO Transferred Assets to Samsung in accordance with the provisions of this Article II, and notwithstanding the licenses herein granted by 3DO to Samsung or anything else to the contrary contained in this Agreement, 3DO and its successors and assigns hereby retain (and the exclusivity of Samsung's licenses and rights hereunder and thereunder shall not apply to) the non-exclusive rights to use and exploit the 3DO Intangible Assets, to Use any Intellectual Property Rights that relate to the 3DO Intangible Assets, and to retain copies of any tangible items and related technical information of or concerning the 3DO Intangible Assets, to the extent any such rights, items and/or information are necessary to (i) the fulfillment of 3DO's contractual obligations to MEI pursuant to the MEI Agreement, provided that any Intellectual Property Rights owned or licensed by 3DO resulting from the modification, enhancement or other improvement to the 3DO Intangible Assets in the course of the performance of 3DO's contractual obligations to MEI shall be deemed automatically licensed to MEI pursuant to the MEI Agreement, shall be deemed to be 3DO Intangible Assets and shall be assigned by 3DO to Samsung or Newco or, if not assignable, shall be licensed to such Person in accordance with Section II.2, (ii) the prosecution, defense, and/or settlement of any claims or actions arising in connection with any separate agreements entered into between 3DO and any third parties prior to the Closing Date of this Agreement; provided that, in no event, may 3DO enter into any settlement or to take any action which limits or otherwise compromises the right, title and interests of Samsung or any transferee or assignee of the 3DO Transferred Assets, including Newco, in the 3DO Transferred Assets or rights of Samsung or any assignee of Samsung, including Newco, under any licenses herein granted by 3DO to Samsung, (iii) the prosecution, defense, and/or settlement of any claims or actions arising in connection with the conduct, activities, products or services of any third party or parties prior to the Closing Date; provided that, in no event, may 3DO enter into any settlement or to take any action which limits or otherwise compromises the right, title and interests of Samsung or any transferee or assignee of the 3DO Transferred Assets, including Newco, in the 3DO Transferred Assets or rights of Samsung or any transferee or assignee of the 3DO Transferred Assets, including Newco, under any licenses herein granted by 3DO to Samsung, (iv) the continued operation of 3DO's existing business activities relating exclusively to software publishing, software development tools and authoring systems for use in the software business, and the fulfillment of 3DO's contractual obligations to its Opera-related licensees, but specifically excluding, without limitation, the semiconductor logic device design, hardware architecture and systems design activities of the 3DO Systems Division, and (v) the operation of 3DO's future business activities relating exclusively to software development tools and authoring systems for use in the software business and/or to other future business activities that are consistent with 3DO's current business, involve only software, do not involve a substantive expansion of 3DO's current business and do not compete with any business being conducted by Samsung. or Newco, provided, however, 3DO acknowledges and agrees that it does not have the right to use and exploit the 3DO Intangible Assets or any Intellectual Property Rights that relate to the 3DO Intangible Rights, in the design, development, manufacture and/or distribution of semiconductor logic devices, video game system architectures or designs, consumer electronic system architectures or designs, or personal computer system architectures or designs and provided further that, despite this Section II.4, 3DO shall not retain any rights to any M2 Derivative Technology except as specifically stated in Section 2.4 of Exhibit A-4.

            II.5 Conduct of Business. From and after the execution and delivery of this Agreement and until the Closing Date or the termination of this Agreement, whichever shall first occur: (i) 3DO shall not engage in any activities or transactions involving the 3DO Systems Division which shall be outside the ordinary course of the business operations of the 3DO Systems Division without the prior written consent of Samsung, including, without limitation, granting of license right or disposition of any of the 3DO Transferred Assets and termination of the employment of the 3DO Employees or any change in their current terms of employment, and (ii) 3DO will pay and discharge all liabilities and obligations related to the 3DO Systems Business or the 3DO Transferred Assets, as they become payable, in accordance with its usual and customary payment policies.

            II.6 Notice of Certain Adverse Changes, Defaults or Claims. 3DO shall give prompt notice to Samsung of any material adverse change in the business, assets (including intangible assets), liabilities, financial condition, operations, results of operations or prospects (financial or otherwise) (a "Material Adverse Change") of the 3DO Systems Division, or any notice of default received by 3DO subsequent to the date of this Agreement and prior to the Closing Date under any instrument or agreement to which 3DO is a party relating to the 3DO Systems Division, or of the assertion of any claim which, if upheld, would render inaccurate any representation of 3DO herein.

            II.7 Regulatory Approvals. 3DO shall promptly prepare and file all applications and other documents which may be necessary in order for 3DO to obtain the authorization, approval or consent of any Governmental Authority, which may be required or advisable by or with respect to 3DO in connection with the consummation by it of the transactions contemplated by this Agreement. 3DO shall use its best efforts to obtain all such authorizations, approvals and consents.

            II.8 Consents. 3DO shall use its best efforts to obtain the consent or approval of any third party whose consent or approval is required in connection with the consummation by 3DO of the transactions contemplated by this Agreement.


                                      III.

                          PAYMENT OF PURCHASE PRICE AND
                          CERTAIN COVENANTS OF SAMSUNG

            III.1 Payment of Purchase Price. Subject to the terms and conditions hereof, in consideration of the transfer assignment and delivery of the 3DO Transferred Assets, at the Closing, Samsung shall pay to 3DO by check or wire transfer twenty million dollars ($20,000,000) in cash.

            III.2 Regulatory Approvals. Samsung shall promptly prepare and file all applications and other documents which may be necessary in order for Samsung to obtain the authorization, approval or consent of any Governmental Authority, which may be required or advisable by or with respect to Samsung in connection with the consummation by it of the transactions contemplated by this Agreement. Samsung shall use its best efforts to obtain all such authorizations, approvals and consents.

            III.3 Consents. Samsung shall use its best efforts to obtain the consent or approval of any third party whose consent or approval may be required or advisable in connection with the consummation by Samsung of the transactions contemplated by this Agreement.

                                       IV.

                            CLOSING AND CLOSING DATE

            IV.1 Closing. The Closing will be held on the fiftieth (50th) day after the Execution Date ("Target Closing Date") at the offices of SSI in San Jose, California; or at such other date, time and place as the Parties mutually agree. At such time and place, the actions and deliveries referred to in Section
IV.4 hereof will take place and the documents referred to in Section IV.4 hereof will be exchanged; provided, that if any of the conditions referred to Section
IV.2 or IV.3 shall not have been fulfilled or waived in accordance with such
Section IV.2 or IV.3 by the date on which the Closing is then scheduled, either Samsung or 3DO will be entitled to postpone the Closing for a period of not more than twenty (20) Business Days until such condition or conditions will have been met (which each Party will seek to cause to happen at the earliest practicable date) or been waived. The process contemplated by this Section IV.I shall continue until such condition or conditions have been met or been waived, or there is an election to terminate this Agreement in accordance with Section VII.1.

            IV.2 Conditions to the Obligations of Samsung. The obligation of Samsung to consummate the transactions contemplated hereby is subject to and conditioned upon the satisfaction of each of the following conditions, any or all of which may be waived in writing in whole or in part by Samsung:

                 (a) The representations and warranties of 3DO contained in
Article V will be true and correct as of the Closing Date in all material respects as though such representations and warranties were made on and as of such Closing Date, and 3DO shall deliver to Samsung a certificate to such effect executed by its Chief Executive Officer;

                 (b) 3DO will have performed and complied in all material respects with all agreements, covenants and conditions on its part required by this Agreement to be performed or complied with on or prior to the Closing Date;

                 (c) All Governmental Actions necessary for the consummation by Samsung of the transactions contemplated hereby or by the Newco Agreement will have occurred, including obtaining any required approvals of Governmental Authorities, including, but not limited to, Governmental Authorities of the Republic of Korea, the expiration or early termination of any required waiting periods such as, but not limited to, expiration or early termination of the waiting period required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") or the giving of the notice (the "Exon Florio Notice") of determination not to investigate, or to take no action, under the Exon Florio amendment to the Defense Production Act of 1990, as amended (the "Exon Florio Act"), and be reasonably satisfactory to counsel to Samsung;

                 (d) No order shall have been entered, and not vacated by a court or other Governmental Authority of competent jurisdiction, in any action or proceeding which enjoins, restrains or prohibits consummation of the transactions contemplated by this Agreement;

                 (e) No claim, action, suit or other proceeding shall be pending or threatened by any Governmental Authority or private person before any court, agency or administrative body which, in the opinion of counsel for 3DO or Samsung, creates any reasonable possibility that the consummation of this Agreement or the transactions contemplated hereby will be restrained. enjoined or otherwise prevented, or that any damages will be recovered or other relief obtained as a result of this Agreement or the transactions contemplated hereby;

                 (f) There shall have been no Material Adverse Change (as defined in Section II.6) with respect to 3DO Systems Division and the 3DO Transferred Assets shall not have been adversely affected in any material way as a result of 3DO's actions or inaction; and

                 (g) Concurrent with the Closing, there shall have occurred the closing of the purchase by Samsung and SSI of the shares of the Series A Preferred Stock of Newco pursuant to the Newco Agreement.

            IV.3 Conditions to the Obligations of 3DO. The obligation of 3DO to consummate the transactions contemplated hereby is subject to and conditioned upon the satisfaction of each of the following conditions, any or all of which may be waived in writing in whole or in part by 3DO:

The representations and warranties of Samsung contained in Article V will be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made at and as of such Closing Date, and Samsung shall deliver a certificate to such effect executed by the chief executive officer of its System LSI Business;

                 (a) Samsung will have performed and complied in all material respects with all agreements, covenants and conditions on its part required by this Agreement to be performed or complied with prior to or on the Closing Date;

                 (b) All Governmental Actions necessary for the consummation by 3DO of the transactions contemplated hereby, will have occurred including obtaining any required approvals of Governmental Authorities, the expiration or early termination of any required waiting periods, such as, but not limited to, expiration or early termination of the waiting period required by the HSR Act, and the giving of the Exon Florio Notice, and be reasonably satisfactory to counsel to 3DO;

                 (c) No order shall have been entered, and not vacated by a court or other Governmental Authority of competent jurisdiction, in any action or proceeding which enjoins, restrains or prohibits consummation of the transactions contemplated by this Agreement; and

                 (d) No claim, action, suit or other proceeding shall be pending or threatened by any Governmental Authority or private person before any court, agency or administrative body which, in the opinion of counsel for 3DO or Samsung, creates any reasonable possibility that the consummation of this Agreement or the transactions contemplated hereby will be restrained, enjoined or otherwise prevented, or that any damages will be recovered or other relief obtained as a result of this Agreement or the transactions contemplated hereby.

            IV.4 Actions and Deliveries at Closing. At the Closing, Samsung and 3DO will take all actions required by Articles II and III hereof, including (i) in the case of Samsung, payment of the cash, and execution and delivery of the certificate required by Section IV.1(a) and (ii) in the case of 3DO, execution and delivery of a bill of sale, endorsements, assignments and other good and sufficient instruments of transfer, conveyance and assignment, in form satisfactory to Samsung and its counsel, as shall be effective to vest in Samsung (good to the 3DO Transferred Assets, free and clear of all liens and encumbrances, and delivery of the certificate required by Section IV 2(a).

            IV.5 Allocation of Purchase Price. The Purchase Price shall be allocated among the 3DO Transferred Assets in accordance with Exhibit C which shall be agreed upon by Samsung and 3DO on or before the Closing. The Parties shall file all tax returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation, and shall use their reasonable best efforts to sustain such allocation in any subsequent tax audit or tax dispute.

            IV.6 Tax Liability Arising Out of the Agreement. All stamp, transfer, purchase, use, sale, income, realty transfer or other taxes, federal, state or local, arising out of the transactions contemplated by this Agreement imposed by any Governmental Authority in the United States or any jurisdiction other than the Republic of Korea shall be borne by 3DO. All stamp, transfer, purchase, use, sale, cash, income, realty transfer or other taxes arising out of the transaction contemplated by this Agreement imposed by any Governmental Authority in the Republic of Korea shall be borne by Samsung.

            IV.7 Further Assurances. 3DO will, from time to time and without further consideration, execute and deliver such other documents, instruments or certificates of transfer, conveyance and assignment, and take such further actions, as Samsung may reasonably request to effect the transfer, conveyance, assignment or vesting in Samsung or Newco of the 3DO Transferred Assets.


                                       V.

                         REPRESENTATIONS AND WARRANTIES

            V.1 Representation of Both Parties. Each of the Parties represents and warrants to the other Party as follows:

                 (a) Organization and Authority. It is a corporation duly organized and validly existing under applicable laws, and has all requisite corporate power and authority to carry on its business as now being conducted, to execute and deliver this Agreement, and to consummate the transactions contemplated hereby.

                 (b) Authorization.

                     (i) The execution and delivery of this Agreement and the documents and agreements provided for herein, and the consummation by it of all transactions contemplated hereby or thereby, have been duly authorized by all requisite corporate action. This Agreement, and all such other documents and agreements entered into and undertaken in connection with the transactions contemplated hereby or thereby constitute, or will constitute following the execution and delivery hereof and thereof, valid and legally binding obligations of it, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization and other laws affecting generally the enforcement of the rights of creditors and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies; and

                     (ii) The execution. delivery and performance by it of this Agreement, and the other documents and agreements provided for herein, and the consummation by it of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Governmental Rule; (ii) require any notice, filing or other submission to any Governmental Authority, the expiration of any waiting period with respect thereto, or any other Governmental Action, other than under the Korean Foreign Exchange Control laws and regulations, Korean Securities Exchange Commission laws and regulations, the HSR Act or the Exon Florio Act;
(iii) violate the provisions of its articles or certificate of incorporation, bylaws, or other charter or governing documents, or any resolution of its board of directors or shareholders; (iv) violate any judgment, decree, order or award of any arbitrator, court or other Governmental Authority; or (v) conflict with or result in the breach or termination of any material term or provision of, or constitute a default under, or cause any acceleration under, any material license, indenture, mortgage, deed of trust, lease, contract, permit, or other instrument or agreement by which it is bound, in each instance (of this clause
(iv)) so as to have a material adverse effect on such Party's ability to carry on its obligations under this Agreement, other than as set forth in Exhibit D attached hereto.

            V.2 Representations of 3DO. 3DO represents and warrants to Samsung as follows:

                 (a) 3DO Intellectual Assets. 3DO owns, or is licensed or otherwise possesses legally enforceable rights to Use, sell or otherwise dispose of all of the 3DO Intangible Assets (but specifically excluding the 3DO Intangible Assets which require third party approval prior to assignment) and all of the Other 3DO Intellectual Property Rights, to the extent necessary, with respect to the Other 3DO Intellectual Property Rights to grant the licenses with respect thereto granted under Section II.2. The 3DO Intangible Assets include all of the Intellectual Property Rights that are necessary to conduct the business of the 3DO Systems Division as currently conducted. Exhibit D lists, by reference to the list contained on Exhibit A or otherwise, (i) all patents and patent applications, and all trademarks, registered copyrights, trade names and service marks, which 3DO considers to be material to the 3DO Systems Division as currently conducted and included in the 3DO Intangible Assets, including the jurisdictions in which each such 3DO Intangible Asset has been issued or registered or in which any such application for such issuance and registration has been filed, (ii) all licenses, sublicenses, distribution agreements and other agreements which 3DO considers material to the business of the 3DO Systems Division as currently conducted and as to which 3DO or any of its Affiliates is a party and pursuant to which any person is authorized to use any 3DO Intangible Asset or has the right to manufacture, reproduce, market or exploit any current product of the 3DO Systems Division or any adaptation, translation or derivative work based on such product or any portion thereof, (iii) all licenses, sublicenses and other agreements which 3DO considers material to the business of the 3DO Systems Division as currently conducted and as to which 3DO or any of its Affiliates is a party and pursuant to which 3DO or any of its Affiliates is authorized to use any third party patents, trademarks or copyrights, including software ("3DO Third Party Intellectual Property Rights") which are incorporated in, are, or form a part of either any Intellectual Property Right included in the 3DO Intangible Assets or Other 3DO Intellectual Property Rights or any product of the 3DO Systems Division that is material to the current business of the 3DO Systems Division and its Affiliates, and (iv) all material joint development agreements which 3DO considers material to the business of the 3DO Systems Division as currently conducted and as to which 3DO or any of its Affiliates is a party relating to the 3DO Systems Division.

                 (b) 3DO has not received notice of any pending or threatened actions, suits or proceedings with respect to any of its Intellectual Property Rights subject to this Agreement which could materially and adversely affect 3DO Transferred Assets or the transactions contemplated by this Agreement, other than as set forth in Exhibit D, attached hereto.

                 (c) Title to Assets. 3DO has good and marketable title to all of the 3DO Transferred Assets other than the 3DO Leased Physical Assets, whether real, personal, tangible or intangible and good title to its leasehold estate in the 3DO Leased Physical Assets. All of 3DO Transferred Assets are free and clear of restrictions on or conditions to transfer or assignment and free and clear of mortgages, liens, pledges, encumbrances, claims, conditions or restrictions, except: (i) those for current taxes not yet due and payable; (ii) liens, imposed by law, such as mechanics', workers' and other like liens arising in the ordinary course of business in respect of obligations that are not yet due and payable and (iii) with respect to the 3DO Leased Physical Assets, the conditions and rights imposed by the leases respecting the 3DO Leased Physical Assets.

                 (d) Absence of Undisclosed Liabilities. 3DO has no material liability or obligation, either accrued, absolute, contingent or otherwise, relating to 3DO Transferred Assets, except as set forth on Exhibit D attached hereto.

                 (e) Contracts. Except for the leases and agreements listed and described in Exhibit A hereto related to 3DO Leased Physical Assets or other contracts or agreements listed on

Exhibit A, it is not a party to or otherwise bound by the terms of any contract, agreement, obligation or proposal (whether written or oral) in any way materially affecting Samsung's right to Use the 3DO Transferred Assets. All such leases and agreements are valid and binding contracts enforceable against the parties thereto in accordance with their terms. 3DO is not in default of any such leases or agreements.

                 (f) Compliance With Laws and Regulations. It is not in violation of any federal, state, local or foreign statute, law, rule or regulation which could reasonably be expected to materially interfere with the conduct of the business of Newco, or with Samsung's or Newco's ownership of the 3DO Transferred Assets. 3DO is not presently subject to any order, injunction or decree issued by any Governmental Authority relating to its Transferred Assets or the 3DO Systems Division.

                 (g) 3DO Employees. Each 3DO Employee has executed a proprietary information agreement. To the best knowledge of 3DO, no 3DO Employee is obligated under any contract or agreement, or subject to any judgment, decree or order of any court or other Governmental Authority that would conflict with such employee's obligation to use his best efforts to promote the interests of Newco (assuming such employee's employment by Newco) or that would conflict with Newco's conduct of its business, as contemplated by this Agreement. To the best knowledge of 3DO, no 3DO Employee is in violation of any term of any employment contract, non-competition agreement, or any other contract or agreement relating to the relationship of any such employee with 3DO, any 3DO Affiliate or any previous employer.

                 (h) Underlying Documents. Any underlying documents listed or described in Exhibit D or in any other exhibit hereto have heretofore been furnished to or made available to Samsung. All such documents furnished to or made available to Samsung are complete and correct copies, and there are no amendments or modifications thereto, except as expressly noted in Exhibit D.

                 (i) No Options. Other than this Agreement, there are no existing agreements, options, commitments or rights with, of or to any person to acquire all or any portion of the 3DO Systems Division or the 3DO Transferred Assets, or any interest therein, except for contracts entered into in the normal course of the 3DO Systems Division consistent with past practice.

                 (j) Creditor's Rights. The transactions contemplated by this Agreement will not give rise to any right of any creditor of 3DO whatsoever to any of the 3DO Transferred Assets in the hands of Samsung or Newco after the Closing except pursuant to the Assumed Liabilities.

                 (k) Public Reports. 3DO has and, at the Closing Date will have, filed all required forms, reports and documents with the United States Securities and Exchange Commission since August 31, 1995 (collectively, the "SEC Reports"), all of which have and shall have complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and 3DO is current in all of its required filings under the Exchange Act. As of their respective dates of filing in final or definitive form (or, if amended or superseded by a subsequent filing, then on the date of such subsequent filing), none of the SEC Reports, including, without limitation, any financial statements or schedules included therein, contained or shall have contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Each of the balance sheets (including the related notes) included in the SEC Reports fairly presents the consolidated financial position of 3DO and its subsidiaries as of the respective dates thereof, and the other related financial statements (including the related notes) included therein fairly presented the consolidated results of operations and changes in financial position of 3DO and its subsidiaries for the respective periods indicated, except, in the case of interim financial statements, for year-end audit adjustments, consisting only of normal recurring accruals. Each of the financial statements (including the related notes) included in the SEC Reports has been prepared in accordance with GAAP consistently applied during the periods involved, except as otherwise noted therein.

                 (l) Disclosure. No representation, warranty or statement by 3DO in this Agreement (including the Exhibits hereto), or in any written certificate required by this Agreement to be furnished to Samsung or its counsel pursuant to this Agreement contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

                 (m) Litigation. There are no actions, suits or other proceedings pending or, to the best of its knowledge, threatened, before any arbitrator, court or other Governmental Authority and no facts or circumstances which could reasonably be expected to give rise to a claim, action, suit or proceeding which could materially and adversely affect the 3DO Transferred Assets or the transactions contemplated by this Agreement, other than as set forth in Exhibit D attached hereto.


                                       VI.

                   SURVIVAL OF WARRANTIES AND INDEMNIFICATION

            VI.1 Survival of Warranties. All representations and warranties made by 3DO or Samsung herein, or in any certificate, schedule or exhibit delivered pursuant hereto, shall survive the Closing and continue in full force and effect for a period of the longer of (i) one (1) year from the Closing Date or (ii) the period from the Closing Date until thirty days after the expiration of the applicable statutes of limitation.

            VI.2 Indemnified Losses. For the purpose of this Article VI and when used elsewhere in this Agreement, "Loss" shall mean and include any and all liability, loss, damage, claim, charge, expense, cost, interest, fine, fee, penalty, amounts paid in settlement, obligation or injury, whether accrued, absolute, contingent or otherwise, including, without limitation, those resulting from any and all actions, suits, investigations, proceedings, hearings, demands, assessments, judgments, decrees, awards, injunctions, orders, rulings, or arbitrations, together with reasonable costs and expenses including the reasonable attorneys' fees and other legal costs and expenses relating thereto.

            VI.3 Indemnification by 3DO. Subject to the provisions set forth in this Article VI, 3DO agrees to defend, indemnify and hold harmless Samsung and any present, past or future parent, subsidiary (including Newco), Affiliate, director, officer, employee, shareholder or agent of Samsung (collectively, the "Samsung Indemnitees") from and against and in respect to the entirety of any Loss which arises out of, results from, is caused by or attributable to:

                 (a) any breach or inaccuracy or misrepresentation in any of the representations or warranties or covenants or agreements of 3DO made in this Agreement (including any exhibit hereto) or in documents to be delivered by 3DO at Closing;

                 (b) any liability of 3DO which is not an Assumed Liability;

                 (c) the operations and business of the 3DO Systems Division, other than Assumed Liabilities; or

                 (d) taxes, of any kind or nature, arising out of, or payable with respect to, 3DO business operations and any tax imposed on 3DO by any Governmental Authority in the United States resulting directly from the transfer of the 3DO Transferred Assets.

            VI.4 Indemnification by Samsung. Subject to the provisions set forth in this Article VI, Samsung agrees to defend, indemnify and hold harmless 3DO, any present, past or future parent, subsidiary, Affiliate, director, officer, employee, shareholder or agent of 3DO (collectively, the "3DO Indemnitees") from and against and in respect of the entirety of any Loss which arises out of, results from, is caused by or attributable to:

                 (a) any breach or inaccuracy or misrepresentation in any of the representations or warranties, or covenants or agreements of Samsung made in this Agreement (including any exhibit hereto);

                 (b) the failure of Samsung to timely pay or perform any of the Assumed Liabilities; provided that, with respect to the indemnification obligations under this Section VI.4(b), upon assumption of the Assumed Liabilities by Newco, Newco shall be deemed to assume Samsung's indemnification obligations under this Section VI.4(b);or

                 (c) taxes, of any kind or nature, arising out of, or payable with respect to, Samsung business operations and any tax imposed by any Governmental Authority in the Republic of Korea resulting directly from the transfer of the 3DO Transferred Assets.

            VI.5 Indemnification Procedure.

                 (a) Claim. Whenever any Loss shall be asserted against or incurred by a Samsung Indemnitee or 3DO Indemnitee (the "Indemnified Party"), for which a claim of indemnity can be made under Section VI.3 or VI.4, the Indemnified Party shall give prompt written notice thereof (a "Claim") to 3DO or Samsung, as appropriate (the "Indemnifying Party"). The Indemnified Party shall furnish to the Indemnifying Party in reasonable detail such information as the Indemnified Party may have with respect to the Claim (including, in any case, copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or asserting the same). The failure, or any delay, to give such notice shall not relieve the Indemnifying Party of its indemnification obligations under this Agreement, unless and then solely to the extent that the failure to give such notice to the Indemnifying Party prevents the Indemnifying Party from raising a defense to the Claim or otherwise materially and adversely affects the Indemnifying party's ability to defend against the Claim. The Indemnified Party shall cooperate in good faith with the Indemnifying Party in resolving any Claim and shall use commercially reasonable efforts (at the expense of the Indemnifying Party) to mitigate any Losses which are the subject to such Claim. Subject to Section VI.5(c), the Indemnifying Party shall use reasonable efforts to keep the Indemnified Party advised of material developments in the defense of the Claim, and shall consult with the Indemnified Party during the course of any settlement negotiations.

                 (b) Dispute of Claim. If the Indemnifying Party disputes the Loss presented in the Claim, the Indemnifying Party shall notify the Indemnified Party of such disagreement within thirty (30) days of the receipt of the Claim. Thereupon, the Indemnified Party and the Indemnifying Party will negotiate in good faith and use reasonable efforts to resolve their differences with respect to the Claim during the thirty (30) days following the Indemnifying Party's notice of disagreement to the Indemnified Party. In the event such dispute is not resolved upon the expiration of the thirty (30) day period following the Indemnifying Party's notice of disagreement to the Indemnified Party, the parties shall resolve the dispute in accordance with the terms of Section IX.12 hereof.

                 (c) Third Party Claims. If the Claim is based on a claim of a Person that is not a party to this Agreement, the Indemnifying Party will have the right, at its expense, to undertake the defense of such third party claim (a "Third Party Claim") with attorneys of its own choosing reasonably satisfactory to the Indemnified Party so long as the following conditions are satisfied (the "Third Party Claim Defense Conditions"): (i) the Indemnifying Party notifies the Indemnified Party in writing within ten (10) days after the Indemnified Party has given notice of the Third party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of the Loss arising out of the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources necessary to defend against the Third Party Claim and fulfill its indemnification obligations hereunder,
(iii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (iv) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently and (v) the Indemnified Party is kept informed by the

Indemnifying Party with respect to, and shall have the right to participate in, the contest, defense, settlement or compromise of the Third Party Claim. In the event the Indemnifying Party fails to elect to defend the Third Party Claim within such ten (10) day period or upon the failure of any other Third Party Claim Defense Condition, the Indemnified Party may, at the Indemnifying Party's expense, undertake the defense of the Third Party Claim and may compromise or settle the Third Party Claim.

                 (d) Consent. The Indemnifying Party shall not consent to entry of any judgment, or enter into any settlement, with respect to a Third Party Claim, except with the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed.

            VI.6 Period for Making Claims. A claim for indemnification under this Article VI may be brought, if at all, any time after the Closing Date, with respect to any claim or claims for indemnification under this Article VI, provided, however, that any claim under Sections V1.3(a) or VI.4(a) with respect to the inaccuracy or misrepresentation of a representation or warranty must be brought, if at all, at any time prior to the time such representation or warranty expires pursuant to Section VI.1.


                                      VII.

                              TERM AND TERMINATION

            VII.1 Term. This Agreement shall be binding on the Parties as of the Execution Date and shall continue in full force and effect until the second anniversary of the Closing Date, provided that this Agreement may be earlier terminated (i) by mutual written agreement of Samsung and 3DO, (ii) by either Samsung or 3DO, at its option, prior to the Closing, in the event of a failure of a condition described in Article IV that the other party is obligated to satisfy, if the other Party is unable or unwilling satisfy such condition within twenty (20) Business Days after such Party notifies the other Party of its intent to terminate this Agreement in accordance herewith, or (iii) by either Samsung or 3DO at its option, if the Closing shall not have occurred by the Target Closing Date set forth in Section IV.1, provided, however, that the right to terminate this Agreement under this Section VII.1 (iii) shall not be available to a Party whose failure to fulfill or perform any obligation under this Agreement has been the cause of, or has resulted in the failure of, the Closing to occur on or before such date.

            VII.2 Effect of Termination. Articles I, II (including any licenses set forth therein), III, V (for the periods specified in Section VI.1), VI, VII, VIII and IX of this Agreement shall survive expiration or earlier termination of this Agreement, except that Articles II (including the licenses set forth therein), III, V, VI and Section VIII.2 shall not survive if termination occurs prior to the Closing. If either SEC or 3DO or both terminate this Agreement pursuant to Section VII.1 prior to Closing, except as set forth in the preceding sentence, all obligations of Samsung and 3DO to the other Party shall terminate without any liability to the other Party.

                                      VIII.

                     CONFIDENTIALITY AND SUPPORT OBLIGATIONS

            VIII.1 Confidentiality.

                 (a) For purposes of this Section VIII.1 Newco shall be deemed to be a Party. Except as expressly authorized herein each Party agrees not to disclose to third parties the Confidential Information of any other Party or to use the Confidential Information of any other Party for any purpose other than to fulfill its obligations or exercise its rights under this Agreement. Without limiting the generality of the foregoing, each Party agrees to do the following with respect to Confidential Information of any other Party: (i) instruct and require all of its employees, agents, and consultants to maintain the confidentiality, and refrain from any unauthorized use, of the Confidential Information; (ii) exercise at least the same degree of care to safeguard the confidentiality and prevent the unauthorized use of such Confidential Information as that Party exercises to safeguard its own Confidential Information, but not less than reasonable care; (iii) restrict disclosure of such Confidential Information to those of its employees, agents and consultants who have a "need to know" for purposes consistent with the purposes for which such Confidential Information was disclosed; and (iv) require such employees, agents and consultants to sign non-disclosure agreements requiring them to maintain the confidentiality and to refrain from any unauthorized use of such Confidential Information. Each Party agrees to indemnify and hold harmless any other Party with respect to any loss, expense or damage (including, without limitation, reasonable attorneys' fees) which such Party suffers as a result of a breach by the indemnifying Party of its obligations hereunder and to undertake whatever action is necessary to remedy any such breach.

                 (b) The following information of a disclosing Party shall not be treated as Confidential Information: (i) information published or otherwise available to the public other than by an act or omission of any other Party;
(ii) information rightfully received by the recipient from a third party not obligated to the disclosing Party (under this Agreement or otherwise) to keep that information confidential; (iii) information rightfully known to the recipient prior to disclosure by the disclosing Party; and (iv) information independently developed by a Party.

                 (c) Each Party further agrees not to remove or destroy any proprietary or confidentiality legends or markings placed upon any documentation or other materials which contain or set forth Confidential Information of any other Party and, to the extent copying is permitted, to copy such legends and markings.

            VIII.2 Newco Support for MEI Obligations.

                 (a) Newco shall use its best efforts to provide to 3DO such engineering and support services as shall permit 3DO to fulfill the engineering and support obligations to MEI under the MEI License Agreement (the "Subcontract Projects"). Upon request from 3DO, Newco shall utilize employees or consultants or subcontractors that Newco reasonably deems qualified to perform the Subcontract Projects. Such engineering or support services shall be provided, at no cost or expense to 3DO, until such time as the cost of the services so provided by Newco shall, in the aggregate, equal *** dollars ($***) (the "Services Cap"). In calculating the aggregate cost of the services provided by Newco to 3DO, such costs shall include and be limited to the actual salaries of the employees of Newco who are designated to perform the Subcontract Services and the actual out-of-pocket costs and other actual expenses necessarily incurred in the provision of such services (the "Subcontract Project Costs").

                 (b) Notwithstanding the fact that the aggregate Subcontract Project Costs of completing the Subcontract Projects exceed the Services Cap, Newco shall continue to perform the Subcontract Projects upon 3DO's request, and, in such event, Newco shall invoice 3DO promptly following the conclusion of each calendar quarter for the Subcontract Project Costs actually incurred by Newco during such calendar quarter for a period of *** after Closing and provided that such services do not require more than *** in any month. 3DO agrees that it shall pay Newco's invoice(s) regarding Subcontract Project Costs in excess of the Service Cap within thirty (30) days after the date of its receipt of any such invoice. In the event 3DO falls to timely pay such Subcontract Project Costs, Newco may discontinue performance of its services under this Section VIII.2.

                 (c) 3DO and Newco acknowledge and agree that their respective representatives shall attend monthly meetings in the San Francisco Bay area, at such times and places as shall be mutually agreed upon by such parties (which agreement shall not be unreasonably withheld or delayed), in order to discuss and review Newco's performance of the Subcontract Projects and to evaluate Newco's progress with respect to any such projects then in process.

                 (d) Newco shall have no obligation to any Person other than 3DO hereunder and no Person shall be a third party beneficiary of 3DO's rights hereunder. Except as provided in the Subcontract Agreement entered into by Newco and 3DO pursuant to Section VIII.2(e), in no event shall either Newco or 3DO be liable for any incidental, consequential, special or punitive damages arising out of this Section VIII.2, or the breach of any of its provisions other than
Section VIII.2(e).

                 (e) Newco and 3DO shall negotiate diligently and in good faith after the Closing to enter into a subcontract agreement (the "Subcontract Agreement") with respect to the subject matter of this Section VIII.2 on terms consistent with this Section VIII.2 and such additional terms as are reasonably acceptable to both parties, including, but not limited to, terms respecting acceptance and cure periods.


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                       IX.

                               GENERAL PROVISIONS

            IX.1 Nature of Relationship. This Agreement shall not be construed as creating an agency, partnership, joint venture or any other form of legal association between Samsung and 3DO, other than the contractual relationship as expressly set forth herein. Neither Samsung nor 3DO shall have any right or authority, express or implied, to assume or create any obligation of any kind, or to make any representation or warranty, on behalf of any other Party or to bind any other Party in any respect whatsoever.

            IX.2 Assignment. Until the Closing, and, except as set forth in the next sentence hereof, after Closing, neither Samsung or 3DO may assign or otherwise transfer this Agreement or any rights or obligations hereunder, whether voluntarily, by operation of law or otherwise, without the express written consent of the other Party. After the Closing, Samsung may assign or otherwise transfer this Agreement, together with its rights and obligations hereunder, to Newco and Samsung or 3DO may assign or otherwise transfer this Agreement, together with its rights and obligations hereunder, as part of a Corporate Sale of such Party, provided that (a) the transferee agrees in writing to be bound by this Agreement to the same extent as if a party hereto and thereto, and (b) such Party shall remain liable for its obligations and the other terms and conditions applicable to it under this Agreement. For the purposes hereof a Corporate Sale of a Party, regardless of its form, shall constitute an assignment of this Agreement.

            IX.3 Severability. If any provision of this Agreement or the application of any such provision is determined to be invalid, illegal or unenforceable in any jurisdiction or as applied to particular circumstances, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or invalidate or render unenforceable such provision in any other jurisdiction or other circumstances. To the extent permitted by applicable law, the Parties waive any provision of law that renders any provision of this Agreement invalid, illegal or unenforceable in any respect. The Parties shall, to the extent lawful and practicable, use their reasonable efforts to enter into arrangements to reinstate the intended effect of any provision held invalid, illegal or unenforceable.

            IX.4 Amendment and Waiver. No amendment to this Agreement shall be effective unless it is in writing, identifies with specificity the provisions of this Agreement that are thereby amended, and is signed by each Party. Any failure of a Party to comply with any obligation, covenant, agreement or condition contained in this Agreement may be waived by the Party entitled to the benefits thereof only by a written instrument duly executed and delivered by such Party, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure of compliance.

            IX.5 Headings. The article and section headings of this Agreement are for convenience of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

            IX.6 Remedies Cumulative. Except as may otherwise be specifically provided in this Agreement, the rights and remedies of the Parties under this Agreement are cumulative and are not exclusive of any other rights or remedies the Parties may have, whether under this Agreement, or otherwise at law or in equity. Equitable relief, including the remedies of specific performance and injunction, shall be available with respect to any actual or attempted breach of any obligation under this Agreement. Except as provided by Section VI of this Agreement, neither Party shall be liable to the other for any incidental, consequential, special or punitive damages arising out of this Agreement.

            IX.7 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the Parties and their permitted successors and assigns. Nothing in this Agreement, whether express or implied, shall give or be construed to give any Person (other than the Parties and their permitted successors and assigns and the Samsung Indemnitees and 3DO Indemnitees) any legal or equitable right, remedy or claim under or in respect of this Agreement.

            IX.8 Counterparts. This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement. This Agreement shall not become effective until one or more counterparts have been executed and delivered by each of Samsung and 3DO and Newco.

            IX.9 Entire Agreement This Agreement, together with the exhibits and other attachments hereto and thereto, constitutes the entire agreement of the Parties with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous agreements and understandings (written, oral or otherwise) with respect to such subject matter. Despite the preceding sentence, the Memorandum of Understanding between Samsung and 3DO dated October 17, 1996 (the "MOU") shall survive the execution of this Agreement and shall continue in force and effect until the occurrence of the Closing. Upon the occurrence of the Closing, the MOU shall become null and void and of no further force and effect.

            IX.10 Construction. References in this Agreement to any gender include references to all genders, and references in this Agreement to the singular include references to the plural and vice versa. References in this Agreement to a Party or other Person include their respective permitted successors and assigns. Unless the context otherwise requires, references in this Agreement to Articles, Sections or Exhibits shall be deemed references to Articles and Sections of, and Exhibits to, this Agreement. Unless the context otherwise requires, the words "hereof", "hereby" and "herein" and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement. This Agreement shall be fairly interpreted in accordance with its terms and without any construction in favor of or against any of the Parties. The term "knowledge," when used in relation to a Person, means the knowledge of such Person's officers and directors.

            IX.11 Governing Law; Governing Language. This Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of California applicable to agreements made and to be performed entirely within the State of California, without regard to the conflict of laws principles of the State of California. This Agreement shall be interpreted in accordance with the English meaning of its terms.

            IX.12 Dispute Resolution.

                 (a) Escalation. If the Parties have any problems or disputes arising from or otherwise relating to this Agreement, such problems or disputes shall first be submitted to the Parties' respective relationship coordinators, and, in the event the relationship coordinators cannot agree, to senior executives designated by each Party at that time, for discussion in an effort to determine whether an amicable resolution regarding any such problem or dispute may be achieved. Such efforts shall continue for at least thirty (30) days from the date a Party receives notice from another Party to initiate this escalation procedure and shall be a precondition to initiate any legal action with any court or Governmental Authority or otherwise pursuing its remedies under this Agreement or at law or in equity, provided, however, that either Party shall be entitled to immediately proceed to file an action in any appropriate court to seek temporary or permanent injunctive or other equitable relief if such immediate relief is appropriate and reasonably necessary to protect that Party's rights.

            The initial relationship coordinators will be Jae Beom Kim for Samsung and Hugh C. Martin for 3DO. Such Parties each may designate a new relationship coordinator by providing written notice of such change to the other Party or Parties,

                 (b) Litigation Forum and Venue. Each Party irrevocable consents to and submits itself to the exclusive Jurisdiction of the United States District Court for the Northern District of California (or the Superior Court for the City and County of San Francisco for any claim that cannot be asserted in federal court) for the purposes of any suit, action or other proceeding in connection with any controversy, claim or dispute arising from or otherwise relating to this Agreement or to enforce any resolution, settlement, order or award made with respect to any such matter. Each Party irrevocably waives and agrees not to assert (by way of motion, as a defense or otherwise) in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper.

                 (c) Service of Process. Each Party irrevocably consents to service of process in any action, suit or proceeding by personal service or by the transmittal of copies thereof in the English language (without any requirement for translation) in accordance with the provisions of Section XI.13, provided that a reasonable period for appearance is allowed. The foregoing, however, shall not limit the right of either party to serve process in any other manner permitted by law. Any judgment against a Party or the assets of a party in any action, suit or proceeding for which such Party has no further right of appeal shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment. A certified or true copy of any such judgment shall be conclusive evidence of authorization of any U.S. and/or Korean governmental body, as the case may be, that may be required by applicable law.

            IX.13 Notices. All notices, consents, approvals and other communications to be given to any Party shall be in writing and in the English language in order to be effective. Any notice shall be deemed given when delivered by hand, courier or overnight delivery service, or seven (7) Business Days after being mailed by certified or registered mail, return receipt requested, with appropriate postage prepaid, or when received in the form of a facsimile, and shall be directed as specified below (or at such other address or facsimile number as such Party shall designate by like notice):

     (a)         If to Samsung:

                 Samsung Electronics Co., Ltd.
                 Strategic Planning Team, Semiconductor Business
                 San #24, Nongseo-Ri, Kiheung-Eup
                 Yongin-City, Kyunggi-Do, Korea
                 Telephone: 82-2-760-7250
                 Facsimile: 82-2-760-7202
                 Attention: Jae Beom Kim

                 With a copy to:

                 Samsung Electronics Co., Ltd.
                 Legal Department
                 Samsung Main Building
                 250, 2-Ka, Taepyung-Ro, Chung-Ku
                 Seoul, Korea
                 Telephone: (82)-(2)-727-7234
                 Facsimile: (82)-(2)-727-7179
                 Attention: General Counsel

     (b)         If to 3DO:

                 The 3DO Company
                 600 Galveston Drive
                 Redwood City, California 94063
                 Telephone: (415) 261-3000
                 Facsimile: (415) 261-3151
                 Attention: General Counsel

            IX.14 Attorneys' Fees. If a Party commences a legal action or other legal proceeding against the other Party to enforce or seek remedies for breach of this Agreement, the prevailing Party in such proceeding shall be entitled to recover from the other Party the reasonable costs and expenses incurred by the prevailing Party in connection with such proceeding, including, but not limited to, court costs and reasonable attorneys' fees.

            IX.15 Expenses. The Parties hereto shall each bear their own costs and expenses (including attorneys' fees) incurred in connection with the negotiation and preparation of this Agreement and consummation of the transactions contemplated hereby.

            IX.16 Further Assurances. The Parties each agree to perform such acts, execute and deliver such instruments and documents, and do all such other things as may be reasonably necessary to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, cooperating fully with the other Parties by provision of information necessary to make all filings by the other Parties with Governmental Authorities pursuant to Sections II.7 and III.2 hereof.

            IN WITNESS WHEREOF, Samsung and 3DO have caused this instrument to be executed by their duly authorized and empowered officers and representatives as of the day and year first written above.

SAMSUNG ELECTRONICS CO., LTD.   THE 3DO COMPANY


By: /s/ DAEJE CHIN              By: /s/ HUGH C. MARTIN
   --------------------------      -------------------------------------

Printed Name: Daeje Chin        Printed Name:  Hugh C. Martin
              ---------------                  -------------------------
Title:  Executive Vice         Title:  President
        President & CEO
       -----------------------          --------------------------------


For the purpose of Section VI.4(b) and Article VIII, this Agreement is accepted and agreed to by Newco as of the day and year first written above.


                                AGT, Inc.


                                By: /s/ TOBIN E. FARRAND
                                   --------------------------------------

                                Printed Name: Tobin E. Farrand
                                             ----------------------------

                                Title: CEO
                                       ----------------------------------


                                LIST OF EXHIBITS

Exhibit A:              3DO Transferred Assets and Assumed Liabilities

Exhibit B:              3DO Employees

Exhibit C:              Allocation of Purchase Price

Exhibit D:              Disclosure Schedule


                                                                       Exhibit A

                               3DO CONTRIBUTIONS

                             [Please See Attached]

                                                                     Exhibit A-1

                            3DO OWNED PHYSICAL ASSETS



ASSET     NAME                    MANUFACTURER                      MODEL

1.        3DO  Opera Units        Panasonic                         FZ- 1
2.        3DO  Opera  Units       Panasonic                         FZ- 10 (Certification Units)
3.        3DO  Opera Units        Panasonic                         FZ-10
4.        3DO  Opera Units        Sanyo                             Try
5.        A/V Selector            Sony
6.        Amplifier               Alesis                            RA 100
7.        Amplifier/Tuner         Harmon Kardon                     AUR-25
8.        AV Selector             Sony                              SBV665
9.        AV Selector             Sony                              SBV665
10.       CD-I Player             Philips                           CDI910
11.       CD-ROM Drive            ADVANTAGE                         EXT CDROM DRIVE
12.       CD-ROM Drive            APPLE                             EXT CDROM DRIVE
13.       CD-ROM Drive            Apple                             CD300i Plus
14.       CD-ROM Drive            Apple                             CD300
15.       CD-ROM Drive            Apple                             CD600E
16.       CD-ROM Drive            Apple
17.       CD-ROM Drive            Apple                             CD300
18.       CD-ROM Drive            Apple
19.       CD-ROM Drive            Apple                             CD300
20.       CD-ROM Drive            Apple                             CD300
21.       CD-ROM Drive            APPLE                             EXT CDROM DRIVE
22.       CD-ROM Drive            Apple                             CD300
23.       CD-ROM Drive            Apple
24.       CD-ROM Drive            APPLE                             EXT CDROM DRIVE
25.       CD-ROM Drive            APPLE                             EXT CDROM DRIVE
26.       CD-ROM Drive            Apple                             CD150
27.       CD-ROM Drive            Apple
28.       CD-ROM Drive            Creative Labs                     CR563
29.       CD-ROM Drive            IBM                               7210-001
30.       CD-ROM Drive            N/A                               EXT CDROM DRIVE
31.       CD-ROM Drive            NUDESIGN                          EXT CDROM DRIVE
32.       CD-ROM Drive            PHILLIPS                          CD ROM RECORDER
33.       CD-ROM Drive            POWERUSER                         EXT CDROM DRIVE
34.       CD-ROM Drive            Smart & Friendly
35.       CD-ROM Drive            SUN                               EXT CDROM DRIVE
36.       CD-ROM Drive            Sun                               4 Drive Stack
37.       CD Player               Memorex                           MD2500
38.       CD ROM RECORDER         PHILLIPS                          CD ROM RECORDER
39.       CD ROM RECORDER         PHILLIPS                          CD ROM RECORDER
40.       Chairs                  Various                           Desk and conference room chairs
41.       Computer                A-OPEN                            PC CLONE 166 MHZ
42.       Computer                A-Open                            P166



ASSET     NAME                    MANUFACTURER                      MODEL

43.       Computer                A-Open                            P133
44.       Computer                A-OPEN                            PC CLONE 133 MHZ
45.       Computer                Apple                             Duo 230
46.       Computer                Apple                             PowerMac 8100/80AV
47.       Computer                Apple                             Quadra 650
48.       Computer                Apple                             Mac Quadra 700
49.       Computer                Apple                             QUADRA 700
50.       Computer                Apple                             Power Mac 8500/120
51.       Computer                Apple                             Power Mac 8100/100AV
52.       Computer                Apple                             PowerMac 8100/100AV
53.       Computer                Apple                             PowerMac 8500/120
54.       Computer                Apple                             PowerPC 7100/80AV
55.       Computer                Apple                             PowerPC 8100/100
56.       Computer                Apple                             PowerMac 8100/100
57.       Computer                Apple                             PowerPC 7100/80
58.       Computer                Apple                             PPC 7100/80
59.       Computer                Apple                             Quadra 800
60.       Computer                Apple                             Duo 230
61.       Computer                Apple                             QUADRA 700
62.       Computer                Apple                             MAC CLASSIC II
63.       Computer                Apple                             QUADRA 800
64.       Computer                Apple                             Mac Quadra 800
65.       Computer                Apple                             Mac IICI
66.       Computer                Apple                             Quadra 800
67.       Computer                Apple                             Mac Quadra 800
68.       Computer                Apple                             Quadra 800
69.       Computer                Apple                             Quadra 950
70.       Computer                Apple                             QUADRA 800
71.       Computer                Apple                             Quadra 800
72.       Computer                Apple                             Quadra 700
73.       Computer                Apple                             Quadra 800
74.       Computer                Apple                             Duo 230
75.       Computer                Apple                             Quadra 800
76.       Computer                Apple                             CENTRIS 610
77.       Computer                Apple                             QUADRA 800
78.       Computer                Apple                             Mac Quadra 800
79.       Computer                Apple                             QUADRA 800
80.       Computer                Apple                             QUADRA 700
81.       Computer                Apple                             Quadra 700
82.       Computer                Apple                             Duo
83.       Computer                Apple                             Duo
84.       Computer                Apple                             Duo
85.       Computer                Arche                             386/33
86.       Computer                Compaq                            DESKPRO 5166
87.       Computer                Compaq                            DESKPRO 5166
88.       Computer                Compaq                            Deskpro 5166
89.       Computer                Compaq                            Deskpro 5166
90.       Computer                Compaq                            Deskpro 5166
91.       Computer                Compaq                            Deskpro 5166
92.       Computer                Compaq                            DESKPRO 5166
93.       Computer                Compaq                            Deskpro 5166



ASSET     NAME                    MANUFACTURER                      MODEL

94.       Computer                Compaq                            DESKPRO 5166
95.       Computer                Compaq                            Deskpro 5166
96.       Computer                Compaq                            DESKPRO 5166
97.       Computer                Compaq                            5133
98.       Computer                Compaq                            Deskpro 5120
99.       Computer                Compaq                            Deskpro 5120
100.      Computer                Compaq                            DESKPRO 5166
101.      Computer                Dell                              Dimension XPS-P133
102.      Computer                Dell                              P133 Optiplex GMT5133
103.      Computer                Dell                              Dimension XPS-P133
104.      Computer                Force                             C-Cube
105.      Computer                IBM                               System 6000/250
106.      Computer                Micro                             Mellinia Plus
107.      Computer                Micron                            MILLENIA PLUS PC CLONE
108.      Computer                Micron                            M5BHIPLUS-P166
109.      Computer                Micron                            MILLENIA PLUS PC CLONE
110.      Computer                Micron                            P133PC1
111.      Computer                Micron                            P133-PC1
112.      Computer                Micron                            P133 PCI
113.      Computer                Micron                            P133PCI
114.      Computer                Micron                            P166
115.      Computer                Micron                            POWERSTATION
116.      Computer                Micron                            MILLENIA PLUS PC CLONE
117.      Computer                Micron                            MILLENIA PLUS P166 MHZ
118.      Computer                Micron                            P133PCI
119.      Computer                Micron
120.      Computer                MSN                               486DX/66 PCI
121.      Computer                MSN                               486DX-66PCI
122.      Computer                MSN                               486DX/66 PCI
123.      Computer                NCD                               MCX-L
124.      Computer                NetPower                          NETPOWER FAST SERIES MP
125.      Computer                NetPower                          Calisto
126.      Computer                WIT                               PC
127.      Computer                WIT                               PC CLONE
128.      Computer                WIT                               486DX
129.      Computer                                                  NON-DESCRIPT CPU-TYPE ITEM
130.      Computer                                                  CPU-LIKE ITEM, NO OTHER DETAIL
131.      Computer                                                  DUO POWERBOOK
132.      Computer Laptop         Apple                             Duo
133.      Computer Laptop         Apple                             Duo
134.      Computer Laptop         Apple                             Duo
135.      Computer Laptop         Apple                             Duo
136.      Computer Laptop         Micron                            Millennium Transport
137.      Computer Laptop         Micron                            NVK001221-00
138.      Computer Laptop
139.      Computer Laptop
140.      Concentrator            SYNOPSIS                          3000 CONCENTRATOR
141.      Concentrator            SYNOPSIS                          3000 CONCENTRATOR
142.      Cubicles                Various                           Approx. 120
143.      Disk Array              Falcon
144.      Disk Array              Falcon



ASSET     NAME                    MANUFACTURER                      MODEL

145.      Disk Array              Falcon
146.      Docking Station         Apple                             Duo Dock
147.      Docking Station         Apple                             Duo Dock
148.      Docking Station         Apple                             Duo Dock
149.      Docking Station         Apple                             Duo Dock
150.      Docking Station         Apple                             Duo Dock
151.      Docking Station         Apple                             Duo Dock
152.      Docking Station         Apple                             Duo Dock
153.      Docking Station         Apple                             Duo Dock
154.      Docking Station         Apple                             Duo Dock
155.      Docking Station         Apple                             Duo Dock
156.      Docking Station         Apple                             Duo Dock
157.      Docking Station         Apple                             Duo Dock
158.      Docking Station         Micron
159.      Docking Station         Micron                            Port Replicator
160.      Docking Station         Micron
161.      Docking Station         Micron
162.      Docking Station                                           DUO DOCK
163.      Electron Microscope     Schott                            KL1500
164.      Electron Microscope     Vision Engineering                Mantis
165.      External Drive          PINNACLE MICRO                    EXT REMOVABLE DRIVE
166.      Fax Machine             HP                                Fax 310
167.      Fax Machine             HP                                Fax 310
168.      Fax Machine             HP                                HP Fax 700
169.      Hard Drive              Acropolis
170.      Hard Drive              Acropolis
171.      Hard Drive              ADVANTAGE                         EXT HD
172.      Hard Drive              ADVANTAGE                         EXT HD 1000
173.      Hard Drive              ADVANTAGE                         EXT HD
174.      Hard Drive              ADVANTAGE                         EXT HD
175.      Hard Drive              Advantage
176.      Hard Drive              Andataco
177.      Hard Drive              Andataco
178.      Hard Drive              ANDATACO                          EXT HD
179.      Hard Drive              Andataco
180.      Hard Drive              Andataco
181.      Hard Drive              Andataco
182.      Hard Drive              Andataco
183.      Hard Drive              Andataco
184.      Hard Drive              Apple                             CD300
185.      Hard Drive              Apple                             EXT HD 160 SC
186.      Hard Drive              APS                               EXT HD
187.      Hard Drive              APS                               EXT HD
188.      Hard Drive              Avcom
189.      Hard Drive              AVCOM                             EXT HD
190.      Hard Drive              Falcon                            EXT HD
191.      Hard Drive              Falcon                            9 GB
192.      Hard Drive              Falcon
193.      Hard Drive              Falcon Systems                    CFP10805
194.      Hard Drive              LACIE                             EXT HD
195.      Hard Drive              LACIE                             EXT HD



ASSET     NAME                    MANUFACTURER                      MODEL

196.      Hard Drive              Micronet                          SS1012
197.      Hard Drive              Micronet                          EXTERNAL HD
198.      Hard Drive              Micronet                          EXT HD
199.      Hard Drive              Micronet                          1 GB
200.      Hard Drive              Micronet                          SS-1012
201.      Hard Drive              Micronet                          Hard Disk 1000
202.      Hard Drive              Micronet                          EXT HD
203.      Hard Drive              Micronet                          EXT HD
204.      Hard Drive              Micronet                          EXT HD
205.      Hard Drive              Micronet
206.      Hard Drive              Micronet                          EXTERNAL HD
207.      Hard Drive              Micronet                          1 GB
208.      Hard Drive              Micronet                          1 GB
209.      Hard Drive              NCA
210.      Hard Drive              NCA                               EXT HD
211.      Hard Drive              NCA                               EXT HD
212.      Hard Drive              NuDesign                          Quantum 550
213.      Hard Drive              PowerUser
214.      Hard Drive              PowerUser                         PowerUser Pro
215.      Hard Drive              PowerUser                         EXT HD
216.      Hard Drive              PowerUser                         PowerUser Pro
217.      Hard Drive              PowerUser                         EXT HD
218.      Hard Drive              PowerUser                         EXT HD
219.      Hard Drive              STORAGE DIMENSIONS                EXT HD
220.      Hard Drive              Sun
221.      Hard Drive              Sun
222.      Hard Drive
223.      Hard Drive                                                EXTERNAL HD
224.      Hub                     Assante                           10T Hub/8
225.      Hub                     HP                                Ethertwist Hub Plus
226.      Keyboard                Fatar                             Studio 610 Plus
227.      Laser Disc Player       Pioneer                           LDV8000
228.      Laser Disc Player       Pioneer                           CLD-V2600
229.      Laser Disc Player       Pioneer                           CLD990
230.      Laser Disc Player       Pioneer                           CLD D505
231.      Laser Printer           HP                                TOOLS HP4SI/MX
232.      Laser Printer           HP                                LASERJET 4 MV
233.      Laser Printer           QMS                               QMS LASER PRINTER
234.      Laser Printer           SUN                               SPARCPRINTER
235.      Laserdisc Player        SONY                              LASERMAX MULTIDISC PLAYER
236.      Logic Analyzer          HP                                16500A
237.      Logic Analyzer          HP                                16500A
238.      Logic Analyzer          HP                                LOGIC ANALYZER
239       Logic Analyzer          HP                                LOGIC ANALYZER
240.      Logic Analyzer          HP                                136CH
241.      Logic Analyzer          HP                                1660A
242.      Logic Analyzer          HP                                16500A
243.      Logic Analyzer          HP                                1660A
244.      Microscope              VISION EDGE                       MICROSCOPE
245.      Midi Sound Generator    Roland                            SC-55
246.      Mixer - 12 Channel      Mackie                            Microseries 1202



ASSET     NAME                    MANUFACTURER                      MODEL

247.      Mixer - 12 Channel      Mackie                            Microseries 1202
248.      Mixer - 12 Channel      Mackie                            Micro 1202-BLZ
249.      MODELSOURCE             SYNOPSIS                          MODELSOURCE MSU-D160Q-H-00-P
          MSU-D160Q-H-00-P
250.      Modulation Domain       HP                                53310A
          Analyzer
251.      Monitor                 Panasonic                         CT-1383Y
252.      Monitor 12"             Apple                             12" Monitor
253.      Monitor 12"             Apple
254.      Monitor 12"             Apple                             Black & White 12"
255.      Monitor 12"             EYE
256.      Monitor 13"             Apple                             13" Color Monitor
257.      Monitor 13"             Apple                             13" COLOR MONITOR
258.      Monitor 13"             Apple                             13" COLOR MONITOR
259.      Monitor 13"             Apple
260.      Monitor 13"             Apple
261.      Monitor 13"             EYE                               13" AMBER MONITOR
262.      Monitor 13"             Mitac
263.      Monitor 13"             Sony                              PVM1344Q
264.      Monitor 13"             Sony                              PVM1344Q
265.      Monitor 13"             Sony                              PVM1344Q
266.      Monitor 14"             Apple                             Color
267.      Monitor 14"             Apple                             14" Monitor
268.      Monitor 14"             Apple                             14" Color Monitor
269.      Monitor 14"             Apple                             14" Display
270.      Monitor 14"             Apple                             14" COLOR MONITOR
271.      Monitor 14"             Apple                             AudioVision 14" Monitor
272.      Monitor 14"             Compaq                            443-P
273.      Monitor 14"             CTX                               14" COLOR MONITOR
274.      Monitor 14"             EverSync
275.      Monitor 14"             Goldstar                          14" Monitor
276.      Monitor 14"             Leading Edge                      CMC1414AD-9
277.      Monitor 14"             Sony                              CPD1430
278.      Monitor 14" RGB         Apple                             14" RGB
279.      Monitor 15"             NEC                               4FGE
280.      Monitor 15"             NEC                               4FGE
281.      Monitor 15"             NEC                               15" COLOR MONITOR
282.      Monitor 15"             NEC                               Multisync 4FGE
283.      Monitor 16"             Apple                             16" Color Display
284.      Monitor 16"             Apple                             16" Color Display
285.      Monitor 16"             Apple                             16" Color Display
286.      Monitor 16"             Apple                             16" Color Display
287.      Monitor 16"             Apple                             16" Color Display
288.      Monitor 16"             Apple                             16" Color Display
289.      Monitor 16"             Apple                             16" Color Display
290.      Monitor 16"             Apple                             16" Color Display
291.      Monitor 16"             Apple                             16" Color Display
292.      Monitor 16"             Apple                             16" Color Display
293.      Monitor 16"             Apple                             16" Color Display
294.      Monitor 16"             Apple                             16" Color Display
295.      Monitor 16"             Apple                             16" Color Display



ASSET     NAME                    MANUFACTURER                      MODEL

296.      Monitor 16"             Apple                             16" Color Display
297.      Monitor 16"             Apple                             16" Color Display
298.      Monitor 16"             Apple                             16" Color Display
299.      Monitor 16"             Apple                             16" Color Display
300.      Monitor 16"             Apple                             16" Color Display
301.      Monitor 16"             NCD                               16X69A
302.      Monitor 16"             NCD                               16X69A
303.      Monitor 16"             NCD                               16X69A
304.      Monitor 16"             Nokia
305.      Monitor 16"             Nokia                             447E
306.      Monitor 16"             Sun
307.      Monitor 17"             Apple                             17" COLOR MONITOR
308.      Monitor 17"             Apple                             17" COLOR MONITOR
309.      Monitor 17"             Apple                             17" Color Display
310.      Monitor 17"             Apple                             17" Color Monitor
311.      Monitor 17"             Apple                             Multiscan 17
312.      Monitor 17"             Apple                             17" COLOR MONITOR
313.      Monitor 17"             Apple                             17" COLOR MONITOR
314.      Monitor 17"             Apple                             17" COLOR MONITOR
315.      Monitor 17"             Apple                             17" COLOR MONITOR
316.      Monitor 17"             Apple                             17" COLOR MONITOR
317.      Monitor 17"             Apple                             17" COLOR MONITOR
318.      Monitor 17"             Apple                             1710AV
319.      Monitor 17"             Dell                              D17-28D
320.      Monitor 17"             Hitachi                           Supervision Elite 17
321.      Monitor 17"             Hitachi                           CM1797MUZ
322.      Monitor 17"             Hitachi                           Superscan Elite 17
323.      Monitor 17"             HP
324.      Monitor 17"             IIYAMA                            17" COLOR MONITOR
325.      Monitor 17"             Iiyama                            Vision Master 17
326.      Monitor 17"             MAG                               17" COLOR MONITOR
327.      Monitor 17"             MAG                               MXP17F
328.      Monitor 17"             MAG                               17" COLOR MONITOR
329.      Monitor 17"             Nanau                             F5501
330.      Monitor 17"             NCD                               17" COLOR MONITOR
331.      Monitor 17"             NCD                               17" COLOR MONITOR
332.      Monitor 17"             NCD                               16X69A
333.      Monitor 17"             NCD                               17" Color Monitor
334.      Monitor 17"             NEC                               Multisync XE17
335.      Monitor 17"             NEC                               17" COLOR MONITOR
336.      Monitor 17"             NEC                               Multisync 5FG
337.      Monitor 17"             Radius
338.      Monitor 17"             Radius                            460
339.      Monitor 17"             Radius                            17" COLOR MONITOR
340.      Monitor 17"             Radius                            Precision Color
341.      Monitor 17"             Radius                            460
342.      Monitor 17"             Radius
343.      Monitor 17"             Radius                            17" Color Monitor
344.      Monitor 17"             Radius
345.      Monitor 17"             Radius                            460
346.      Monitor 17"             Radius                            460



ASSET     NAME                    MANUFACTURER                      MODEL
347.      Monitor 17"             Radius
348.      Monitor 17"             Radius                            460
349.      Monitor 17"             Radius
350.      Monitor 17"             Radius                            17" Color Monitor
351.      Monitor 17"             Radius
352.      Monitor 17"             Radius                            17" COLOR MONITOR
353.      Monitor 17"             Sony                              17" COLOR MONITOR
354.      Monitor 17"             Sony                              17SF
355.      Monitor 17"             Sony                              17SE
356.      Monitor 17"             Sony                              17SF
357.      Monitor 17"             Sony                              17" COLOR MONITOR
358.      Monitor 17"             Sony                              17SF II
359.      Monitor 17"             Sony                              17SF II
360.      Monitor 17"             Sony                              17SF II
361.      Monitor 17"             Sony                              17SF II
362.      Monitor 17"             Sony                              17" COLOR MONITOR
363.      Monitor 17"             Sony
364.      Monitor 17"             Sony                              17SF II
365.      Monitor 17"             Sony                              17SF II
366.      Monitor 17"             Sony                              17SF II
367.      Monitor 17"             Sony                              17SF
368.      Monitor 17"             Sony                              17" COLOR MONITOR
369.      Monitor 17"             Sony                              17SF
370.      Monitor 17"             Sony                              17" COLOR MONITOR
371.      Monitor 17"             Sony                              17" COLOR MONITOR
372.      Monitor 17"             Sony                              17SF
373.      Monitor 17"             Sony                              17SE
374.      Monitor 17"             Sony                              17SE II
375.      Monitor 17"             Sony                              17SE
376.      Monitor 17"             Sony                              17" Color Monitor
377.      Monitor 17"             Sony                              17SF
378.      Monitor 17"             Sony                              17SE
379.      Monitor 17"             Sony                              17" COLOR MONITOR
380.      Monitor 17"             Sony                              17SE
381.      Monitor 17"             Sony                              17SE
382       Monitor 17"             Sony                              17SE
383.      Monitor 17"             Sony                              17" COLOR MONITOR
384.      Monitor 17"             Sony                              17" COLOR MONITOR
385.      Monitor 17"             Sony                              17SE
386.      Monitor 17"             Sony                              17SE
387.      Monitor 17"             Sony                              17SE
388.      Monitor 17"             Sony                              17SE
389.      Monitor 17"             Sony                              17" COLOR MONITOR
390.      Monitor 17"             Sony                              Multiscan 17se
391.      Monitor 17"             Sony                              17SE
392.      Monitor 17"             Sony                              17SF
393.      Monitor 17"             SUN                               17" COLOR MONITOR
394.      Monitor 17"             SUPERMATCH                        17" COLOR MONITOR
395.      Monitor 19"             Hyundai
396.      Monitor 19"             Hyundai                           HM4419-D
397.      Monitor 19"             Hyundai                           19" COLOR MONITOR



ASSET     NAME                    MANUFACTURER                      MODEL
398.      Monitor 19"             NEWCOC                            VM-R190SU
399.      Monitor 19"             NCD
400.      Monitor 19"             Sony                              PVM1954Q
401.      Monitor 19"             SUN                               19" COLOR MONITOR
402.      Monitor 19"             Sun
403.      Monitor 19"             Sun                               GDM-1962B
404.      Monitor 19"             Sun                               GDM-1962B
405.      Monitor 19"             Sun                               GDM-1962B
406.      Monitor 19"             Sun                               GDM-1962B
407.      Monitor 19"             Sun                               GDM-1962B
408.      Monitor 19"             Sun                               GDM-1962B
409.      Monitor 19"             Sun                               GDM-1962B
410.      Monitor 19"             Sun                               19" COLOR MONITOR
411.      Monitor 20"             AXIL                              20" COLOR MONITOR
412.      Monitor 20"             Capetronic                        CD5892X
413.      Monitor 20"             Capetronic
414.      Monitor 20"             Dell                              20" Color Monitor
415.      Monitor 20"             HITACHI                           20" COLOR MONITOR
416.      Monitor 20"             IBM                               Power Display 20"
417.      Monitor 20"             NCD                               20" COLOR MONITOR
418.      Monitor 20"             Radius                            TPD20GS
419.      Monitor 20"             Radius                            TPD20GS
420.      Monitor 20"             Radius                            20" B&W MONITOR
421.      Monitor 20"             Radius                            20" B&W MONITOR
422.      Monitor 20"             Radius                            TPD20
423.      Monitor 20"             Radius                            TPD20GS
424.      Monitor 20"             Radius                            TPD20GS
425.      Monitor 20"             Radius                            TPD20GS
426.      Monitor 20"             Radius                            20" Monitor B&W
427.      Monitor 20"             Radius                            20" B&W Monitor
428.      Monitor 20"             RasterOps                         20" COLOR MONITOR
429.      Monitor 20"             RasterOps
430.      Monitor 20"             Samsung                           Syncmaster 6C
431.      Monitor 20"             Sony                              20SF
432.      Monitor 20"             Sony                              20" COLOR MONITOR
433.      Monitor 20"             Sony                              20" COLOR MONITOR
434.      Monitor 20"             Sony                              20SF II
435.      Monitor 20"             Sony                              20" COLOR MONITOR
436.      Monitor 20"             Sony                              20SF II
437.      Monitor 20"             Sun                               GDM-20D10
438.      Monitor 20"             Sun                               GDM-20D10
439.      Monitor 20"             Sun                               GDM-20D10
440.      Monitor 20"             Sun                               GDM-20D10
441.      Monitor 20"             Sun                               GDM-20010
442.      Monitor 20"             Sun                               GDM-20D10
443.      Monitor 20"             Sun                               20" COLOR MONITOR
444.      Monitor 20"             Sun                               20" COLOR MONITOR
445.      Monitor 20"             Sun                               20" COLOR MONITOR
446.      Monitor 20"             Sun                               20" COLOR MONITOR
447.      Monitor 20"             Sun                               GDM-20010
448.      Monitor 20"             Sun                               GDM-20010



ASSET     NAME                    MANUFACTURER                      MODEL
449.      Monitor 20"             Sun                               GDM-20
450.      Monitor 20"             SUPERMAC                          20" COLOR MONITOR
451.      Monitor 21"             KENSINGTON                        21" B&W MONITOR
452.      Monitor 21"             Radius                            TPD21
453.      Monitor 21"             Samsung
454.      Monitor 21"             SGI                               SGI Monitor 21"
455.      NTSC TV Generator       Tektronix                         TSG100
456.      Oscilloscope            HP                                54522A
457.      Oscilloscope            LECROY                            350 MHZ OSCILLOSCOPE
458.      Oscilloscope            LECROY                            350 MHZ OSCILLOSCOPE
459.      Oscilloscope            TEKTRONIC                         OSCILLOSCOPE
460.      Oscilloscope            Tektronix                         2467B
461.      Oscilloscope            Tektronix                         TD5744A
462.      Oscilloscope            Tektronix                         2465B - 400mhz
463.      Oscilloscope            Tektronix                         2467BHD - 400mhz
464.      Oscilloscope            Tektronix
465.      Overhead Projector      3M                                900AJE
466.      Photo CD Player         Kodak
467.      Photo CD Player         Kodak
468.      Power Supply - Dual PC  Protek                            3015
469.      PowerUser Casette       Tascam                            DA-30
470.      PowerUserDisk           Abekas                            6100
          Recorder
471.      Printer                 EPSON                             EPSON LQ-1170
472.      Printer                 HP                                Thinkjet
473.      Printer                 HP                                Laserjet 5si mx
474.      Printer                 HP                                Thinkjet
475.      Printer                 Output Technology                 850XL
476.      Racks                   Various
477.      RAID Disc Array         FWB                               Hammer SL4-100W
478.      Scanner                 Microtek                          Scanmaker IIXE
479.      Server                  Apple                             Workgroup Server 9150
480.      Shelving                Various                           Book and storage shelves
481.      Signal Generator        Tektronix
482.      Signal Generator        Tektronix                         TSG131A
483.      Signal Generator        Tektronix
484.      Signal Generator        Tektronix                         TSG130A
485.      Sparcstation            Axil                              Axil 311
486.      Sparcstation            Axil                              Axil 311
487.      Sparcstation            AXIL                              Axil 230
488.      Sparcstation            Axil                              Axil 311
489.      Sparcstation            Axil                              Axil 311
490.      Sparcstation            AXIL                              SPARCSTATION
491.      Sparcstation            Axil                              Axil311
492.      Sparcstation            AXIL                              AXIL 311
493.      Sparcstation            Hyundai                           HWS2210
494.      Sparcstation            Hyundai                           HYUNDAI SPARC
495.      Sparcstation            Hyundai                           HYUNDAI SPARC
496.      Sparcstation            Hyundai                           HYUNDAI SPARC
497.      Sparcstation            Sun                               Sparc 10
498.      Sparcstation            Sun                               Sparc 10



ASSET     NAME                    MANUFACTURER                      MODEL

499.      Sparcstation            Sun                               Sparc 20
500.      Sparcstation            Sun                               SPARCSTATION 10
501.      Sparcstation            Sun                               Sparc 10
502.      Sparcstation            Sun                               SPARCSTATION LX
503.      Sparcstation            Sun                               Sparc 20
504.      Sparcstation            Sun                               Sparc 10
505.      Sparcstation            Sun                               Sparc 10
506.      Sparcstation            Sun                               Sparc 10
507.      Sparcstation            Sun                               SPARCSTATION 10
508.      Sparcstation            Sun                               Sparc 10
509.      Sparcstation            Sun                               Sparc 10
510.      Sparcstation            Sun                               Sparc 10
511.      Sparcstation            Axil                              311
512.      Speakers (2)            Alesis                            Monitor 1
513.      Speakers (2)            B&W                               DM610
514.      Speakers (2)            Infinity                          SS2003
515.      Speakers (2)            JBL
516.      Stereo CD Player        Sony                              CDPK220
517.      Stereo Receiver         NAD                               7240PE
518.      Switches                KALPANA                           ETHER SWITCHES
519.      Switches                KALPANA                           ETHER SWITCHES
520.      Switches                KALPANA                           ETHER SWITCHES
521.      Switches                KALPANA                           ETHER SWITCHES
522.      Switches                KALPANA                           ETHER SWITCHES
523.      Synthesizer             Yamaha                            DX-7
524.      Tables                  Various                           Work and conference room tables
525.      Tape Drive              Alliance
526.      Tape Drive              ANDATACO                          EXT TAPE DRIVE
527.      Tape Drive              AVCOM                             EXT TAPE DRIVE
528.      Tape Drive              FALCON                            EXT TAPE DRIVE
529.      Tape Drive              Falcon
530.      Tape Drive              IBM                               7208-001
531.      Tape Drive              Mass Microsystems                 Datapak 80
532.      Tape Drive              POWERUSER                         EXT TAPE DRIVE
533.      Tape Drive              Sun                               EXT TAPE DRIVE
534.      Tape Drive              Syquest                           E2135
535.      Television              Sony                              KV-20EKR20
536.      Television 13"          PANASONIC                         13" TV
537.      Television 13"          Sony
538.      Television 14"          Hitachi                           CMT1455
539.      Television 19"          KTV
540.      Television 19"          Sony                              19" TV
541.      Television 20"          Panasonic                         CT-20S20R
542.      Television 20"          Panasonic                         Color Television
543.      Television 20"          Panasonic                         CTP20665
544.      Television 20"          Panasonic                         20" COLOR TV
545.      Television 20"          Panasonic
546.      Television 20"          Panasonic
547.      Television 20"          Proscan                           PS20111
548.      Television 20"          Proscan                           PS20112
549.      Television 20"          Proscan                           PS20111



ASSET     NAME                    MANUFACTURER                      MODEL

550.      Television 20"          RCA
551.      Television 20"          Sony                              KV20
552.      Television 20"          Sony                              20" TV
553.      Television 20"          Sony
554.      Television 20"          Sony
555.      Television 20"          Sony
556.      Television 20"          Sony                              KV20EXR20
557.      Television 20"          Sony
558.      Television 20"          Sony                              KV20
559.      Television 20"          Sony
560.      Television 20"          Sony                              KV20TSE2
561.      Television 20"          Sony
562.      Television 20"          Sony                              KV-20EKR20
563.      Television 20"          Sony                              KV20
564.      Television 20" (Int'l)  Sony                              PVM1944Q
565.      Television 21"          Panasonic
566.      Television 27"          NEWCOC
567.      Television 27"          Sony
568.      Television 19"          Sony                              KV-20TS30
569.      Universal Counter       HP                                53131A
570.      UPS                     American Power Conservation
571.      VCR                     Panasonic                         AG-7500A
572.      VCR Betacam             Sony                              PVW2800
573.      VCR VHS                 MITSUBISHI                        VHS VCR
574.      VCR VHS                 Mitsubishi
575.      VCR VHS                 Toshiba
576.      Video CD Player         BMB                               VCD-800
577.      Video CD Stereo System  Panasonic                         SAVC10K
578.      Video Monitor           Sony                              PVM1340Q
579.      Video Monitor           Sony                              PVM-1344Q
580.      Video Monitor 13"       Panasonic                         CT-1383Y
581.      Video Monitor 13"       Sony                              PVM-1344Q
582.      Video Monitor 13"       Sony
583.      Video Monitor 13"       Sony                              13" TV MONITOR
584.      Video Monitor 13"       Sony                              13" TV MONITOR
585.      Video Monitor 13"       Sony                              13" TV MONITOR
586.      Video Monitor 13"       Sony                              13" TV MONITOR
587.      Video Monitor 13"       Sony                              PVM-1344Q
588.      Video Monitor 17"       Sony                              17" TV MONITOR
589.      Video Monitor 19"       Sony                              PVM-1944Q
590.      Video Monitor 20"       Panasonic                         CT-2083Y
591.      Workstation             HP                                735
592.      Workstation             HP                                735
593.      Workstation             HP                                735
594.      Workstation             HP                                735
595.      Workstation             IBM                               RISC SYSTEM/6000
596.      Workstation             IBM                               RISC SYSTEM/6000
597.      X Terminal              NCD
598.      X Terminal              NCD                               X TERMINAL BASE
599.      X Terminal              NCD                               MCX-L
600.      X Terminal              NCD                               MCX



ASSET     NAME                    MANUFACTURER                      MODEL

601.      X Terminal              NCD                               MCX
602.      X Terminal              NCD                               MCX-L
603.      X Terminal              NCD                               MCX
604.      X Terminal              NCD                               MCX-L


                                                                     Exhibit A-2

                           3DO LEASED PHYSICAL ASSETS


  ASSET DESCRIPTION            MFG.       MODEL                     ACQUISITION COST
 ------ ---------------------  ---------- ------------------------------------------
    1.  CD-ROM Drive           Apple      CD300                                 $207
    2.  CD-ROM Drive           NEC        CDR-74                                $239
    3.  Computer               Apple      7100/80                             $2,400
    4.  Computer               Apple      7600/120                            $2,500
    5.  Computer               Apple      8100/80                             $2,390
    6.  Computer               Apple      9500/132                            $3,100
    7.  Computer               Apple      Duo 230                               $450
    8.  Computer               Apple      Duo 280                               $600
    9.  Computer               Apple      Mac Quadra 610                        $646
   10.  Computer               Apple      Mac Quadra 650                      $2,200
   11.  Computer               Apple      Mac Quadra 660AV                    $2,300
   12.  Computer               Apple      Mac Quadra 800                      $2,825
   13.  Computer               Apple      Mac Quadra 800                      $2,825
   14.  Computer               Apple      Mac Quadra 800                      $2,825
   15.  Computer               Apple      Mac Quadra 840 AV                   $2,900
   16.  Computer               Apple      Mac Quadra 950                      $2,900
   17.  Computer               Apple      Power PC 9500/132                   $3,100
   18.  Computer               Apple      Powerbook 145                         $300
   19.  Computer               Apple      PowerMac 6100/60                      $637
   20.  Computer               Apple      PowerMac 6100/60                      $637
   21.  Computer               Apple      PowerMac 6100/80                      $637
   22.  Computer               Apple      PowerMac 7100/66                    $2,400
   23.  Computer               Apple      PowerMac 7100/66                    $2,400
   24.  Computer               Apple      PowerMac 7100/80                    $2,400
   25.  Computer               Apple      PowerMac 8100/110                   $2,915
   26.  Computer               Apple      PowerMac 8100/110                   $2,915
   27.  Computer               Apple      PowerMac 8100/110                   $2,915
   28.  Computer               Apple      PowerMac 8100/80                    $2,390
   29.  Computer               Apple      PowerMac 8100/80                    $2,915
   30.  Computer               Apple      PowerPC 6100/66                     $1,372
   31.  Computer               Apple      PowerPC 7100/66                     $2,400
   32.  Computer               Apple      PowerPC 7100/66                     $2,400
   33.  Computer               Apple      PowerPC                             $2,400
                                          7100/66AV
   34.  Computer               Apple      PowerPC                             $2,400
                                          7100/66AV
   35.  Computer               Apple      PPC 7100/66                         $2,231
   36.  Computer               Apple      PPC 7100/66                         $2,400
   37.  Computer               Apple      PPC 7100/66                         $2,400
   38.  Computer               Apple      PPC 7100/66                         $2,400
   39.  Computer               Apple      PPC 7100/80 AV                      $2,400
   40.  Computer               Apple      PPC 8100/110                        $2,709
   41.  Computer               Apple      PPC 8100/80                         $2,709
   42.  Computer               Apple      PPC 8100/80                         $2,709
   43.  Computer               Apple      PPC 8100/80                         $2,709
   44.  Computer               Apple      Quadra 610                            $646



 ASSET   DESCRIPTION      MFG.            MODEL                ACQUISITION COST
 ----- ---------------- -------------------------------------------------------
  45.  Computer         Apple             Quadra 610                       $646
  46.  Computer         Apple             Quadra 610                       $646
  47.  Computer         Apple             Quadra 610                       $717
  48.  Computer         Apple             Quadra 610                       $717
  49.  Computer         Apple             Quadra 610                       $717
  50.  Computer         Apple             Quadra 610                       $717
  51.  Computer         Apple             Quadra 650                     $1,036
  52.  Computer         Apple             Quadra 650                     $2,231
  53.  Computer         Apple             Quadra 650                     $2,231
  54.  Computer         Apple             Quadra 660AV                   $2,300
  55.  Computer         Apple             Quadra 660AV                   $2,300
  56.  Computer         Apple             Quadra 660AV                   $2,300
  57.  Computer         Apple             Quadra 700                     $2,100
  58.  Computer         Apple             Quadra 700                     $2,100
  59.  Computer         Apple             Quadra 700                     $2,100
  60.  Computer         Apple             Quadra 700                     $2,100
  61.  Computer         Apple             Quadra 700                     $2,100
  62.  Computer         Apple             Quadra 700                     $2,100
  63.  Computer         Apple             Quadra 700                     $2,100
  64.  Computer         Apple             Quadra 800                     $2,260
  65.  Computer         Apple             Quadra 800                     $2,825
  66.  Computer         Apple             Quadra 800                     $2,825
  67.  Computer         Apple             Quadra 800                     $2,825
  78.  Computer         Apple             Quadra 800                     $2,825
  79.  Computer         Apple             Quadra 800                     $2,825
  70.  Computer         Apple             Quadra 800                     $2,825
  71.  Computer         Apple             Quadra 800                     $2,825
  72.  Computer         Apple             Quadra 840AV                   $2,448
  73.  Computer         Apple             Quadra 840AV                   $3,108
  74.  Computer         Apple             Quadra 950                     $1,543
  75.  Computer         Apple             Quadra 950                     $1,543
  76.  Computer         Apple             Quadra 950                     $2,580
  77.  Computer         Apple             Quadra 950                     $2,580
  78.  Computer         Apple             Quadra 950                     $2,580
  79.  Computer         Apple             Quadra 950                     $2,580
  80.  Computer         Compaq            Prolinea 4/33                    $772
  81.  Computer         MSN               486DX/66 PCI                     $956
  82.  Computer         MSN               Pentium 60 PC                  $1,200
                                          Clone
  83.  Computer         MSN                                                $772
  84.  Computer         SGI               Indy                           $6,461
  85.  Computer Laptop  Apple             Duo 230                          $861
  86.  Computer Laptop  Apple             Duo 230                        $1,695
  87.  Docking Station  Apple             Duo Dock                         $309
  88.  Docking Station  Apple             Duo Dock                         $309
  89.  Hard Drive       Falcon                                           $1,200
  90.  Hard Drive       MICRONET          EXT HD                           $201
  91.  Hard Drive       Micronet          EXT HD                           $201
  92.  Hard Drive       Micronet                                           $697
  93.  Hard Drive       POWERUSER         EXT HD                           $343
  94.  Hard Drive       PowerUser         PowerUser Pro                    $343



 ASSET DESCRIPTION    MFG.        MODEL                     ACQUISITION COST
------ ---------------------------------------------------------------------
  95.  Hard Drive     PowerUser   PowerUser Pro                         $343
  96.  Hard Drive     PowerUser                                         $343
  97.  Hard Drive     PowerUser                                         $343
  98.  Monitor 13"    Apple       13" Color Monitor                     $207
  99.  Monitor 13"    Panasonic   CT1383-Y                              $175
 100.  Monitor 13"    Sony        PVM1344Q                              $471
 101.  Monitor 15"    Radius      15RAM8-C                              $300
 102.  Monitor 16"    Apple       16" Color                             $527
 103.  Monitor 16"    Apple       16" Color                             $527
 104.  Monitor 16"    Apple       16" Color Display                     $527
 105.  Monitor 16"    Apple       16" Color Display                     $527
 106.  Monitor 16"    Apple       16" Color Display                     $527
 107.  Monitor 16"    Apple       16" Color Display                     $527
 108.  Monitor 16"    Apple       16" Color Display                     $527
 109.  Monitor 16"    Apple       16" Color Display                     $527
 110.  Monitor 16"    Apple       16" Color Display                     $527
 111.  Monitor 16"    Apple       16" Color Display                     $527
 112.  Monitor 16"    Apple       16" Color Display                     $527
 113.  Monitor 16"    Apple       16" Color Display                     $527
 114.  Monitor 16"    Apple       16" Color Display                     $527
 115.  Monitor 16"    Apple       16" Color Display                     $527
 116.  Monitor 16"    Apple       16" Color Display                     $527
 117.  Monitor 16"    Apple       16" Color Display                     $527
 118.  Monitor 16"    Apple       16" Color Display                     $527
 119.  Monitor 16"    Apple       16" Color Display                     $527
 120.  Monitor 16"    Apple       16" Color Display                     $527
 121.  Monitor 16"    Apple       16" Color Monitor                     $527
 122.  Monitor 17"    Apple       16" Color Display                     $550
 123.  Monitor 17"    Apple       17" Color Display                     $550
 124.  Monitor 17"    Apple       17" Color Monitor                     $226
 125.  Monitor 17"    Apple       17" Color Monitor                     $550
 126.  Monitor 17"    Apple       17" Color Monitor                     $550
 127.  Monitor 17"    Apple       17" Color Monitor                     $550
 128.  Monitor 17"    Apple       17" Color Monitor                     $550
 129.  Monitor 17"    Apple       17" Color Monitor                     $550
 130.  Monitor 17"    Apple       17" Color Monitor                     $550
 131.  Monitor 17"    Apple       17" Color Monitor                     $550
 132.  Monitor 17"    Apple       17" Color Monitor                     $550
 133.  Monitor 17"    Apple       17" Color Monitor                     $550
 134.  Monitor 17"    Apple       17" Color Monitor                     $550
 135.  Monitor 17"    Apple       17" Color Monitor                     $550
 136.  Monitor 17"    Apple       17" Color Monitor                     $550
 137.  Monitor 17"    Apple       17" Color Monitor                     $550
 138.  Monitor 17"    Apple       17" Color Monitor                     $550
 139.  Monitor 17"    Apple       17" Multiscan                         $550
 140.  Monitor 17"    Apple       AppleVision 1710                      $600
 141.  Monitor 17"    Apple       AppleVision                           $600
                                  1710AV
 142.  Monitor 17"    Apple       Multiscan 17                          $550
 143.  Monitor 17"    Radius      17" Color Monitor                     $351
 144.  Monitor 17"    Sony        17" Color Monitor                     $359



ASSET  DESCRIPTION       MFG.        MODEL                    ACQUISITION COST
------ -----------------------------------------------------------------------
 145.  Monitor 17"       Sony        17" Color Monitor                    $359
 146.  Monitor 17"       Sony        17SFII                               $429
 147.  Monitor 17"       Sun                                              $359
 148.  Monitor 20"       Radius      TPD20GS                              $316
 149.  Monitor 20"       SGI         20" Color Monitor                    $933
 150.  Printer           HP          Laserjet 4Si                       $1,867
 151.  Printer           HP          Laserjet 4Si                       $2,448
 152.  Server            Apple       WORKGROUP                          $3,346
                                     SERVER
 153.  Sparcstation      Sun         Sparc 20                          $12,877
 154.  Sparcstation      Sun         Sparc 20                          $13,453
 155.  Sparcstation      Sun         Sparc 20                          $13,453
 156.  Sparcstation      Sun         Sparc 20                          $13,453
 157.  Sparcstation      Sun         Sparc 20                          $13,889
 158.  Sparcstation      Sun         Sparc 20                          $14,699
 159.  Sparcstation      Sun         Sparc 20                          $14,699
 160.  Sparcstation      Sun         Sparc 20                          $14,817
 161.  Sparcstation      Sun         Sparc 20                          $16,262
 162.  Sparcstation      Sun         Sparc 20                         $16, 262
 163.  Sparcstation      Sun         Sparc 5                            $5,231
 164.  Sparcstation      Sun         Sparcstation 1+                    $8,475
 165.  Sparcstation      Sun         SPARCSTATION                      $13,889
                                     20
 166.  Television 13"    Panasonic   CT1383-Y                             $175
 167.  Television 13"    Panasonic                                        $223
 168.  Video Monitor     Sony        PVM-1354Q                            $398
 169.  Video Monitor 19" Sony        PVM-1954Q                            $343
 170.  Workstation       SGI         Indy 150 Mhz                       $8,475
 171.  X Terminal        NCD         MCX                                  $503
 172.  X Terminal        NCD         MCX                                  $503
 173.  X Terminal        NCD         MCX-L                                $558
 174.  X Terminal        NCD         X TERMINAL                           $503
                                     BASE
 175.  X Terminal        NCD         X TERMINAL                           $503
                                     BASE
 176.  X Terminal        NCD         X TERMINAL                           $503
                                     BASE
 177.  X Terminal        NCD         X TERMINAL                           $503
                                     BASE
 178.  X Terminal        NCD         X TERMINAL                           $503
                                     BASE
 179.  X Terminal        NCD         X TERMINAL                           $659
                                     BASE
 180.  X Terminal        NCD         X TERMINAL                           $772
                                     BASE
 181.  X Terminal        NCD                                              $503
 182.  Video Monitor 13" Panasonic   13" TV Monitor                       $175
 183.  Video Monitor 13" Panasonic   CT-1384VY                            $175
 184.  Video Monitor 13" Panasonic   CT-1383Y                             $175
 185.  Video Monitor 13" Panasonic   13" TV MONITOR                       $175
 186.  Video Monitor 13" Panasonic   13" TV MONITOR                       $175



ASSET  DESCRIPTION          MFG.        MODEL                ACQUISITION COST
-------------------------------------------------------------------------------
187.  Video Monitor 13"    Panasonic   BTS1370Y                         $175
188.  Video Monitor 13"    Panasonic   CT-1383Y                         $175
189.  Video Monitor 13"    Panasonic   13" TV MONITOR                   $175
190.  Video Monitor 13"    Panasonic   CT-1383VY                        $175
191.  Video Monitor 13"    Panasonic   13" TV MONITOR                   $175
192.  Video Monitor 13"    Panasonic   CT-1383Y                         $175
193.  Video Monitor 13"    Panasonic   13" TV MONITOR                   $175
194.  Video Monitor 13"    Panasonic                                    $175
195.  Video Monitor 13"    Panasonic   CT-1383VY                        $175
196.  Video Monitor 13"    Panasonic   CT-1383VY                        $175
197.  Video Monitor 13"    Panasonic   CT-1383Y                         $175
198.  Video Monitor 13"    Panasonic   CT-1383Y                         $175
199.  Video Monitor 13"    Panasonic                                    $175
200.  Video Monitor 13"    Sony        13" TV MONITOR                   $343
201.  Video Monitor 13"    Sony        13" TV MONITOR                   $343
202.  Video Monitor 13"    Sony        PVM-1351Q                        $343
203.  Video Monitor 13"    Sony                                         $343
204.  Video Monitor 13"    Sony        13" TV MONITOR                   $343
205.  Video Monitor 13"    Sony        DVM-1354Q                        $343
206.  Video Monitor 13"    Sony        PVM-1354Q                        $343
207.  Video Monitor 13"    Sony                                         $343


                                                                     Exhibit A-3

                            MPEGXpress(TM) Inventory

1.0 All physical inventory related to 3DO's MPEGXpress(TM) product line owned by 3DO as of the close date.

                                                                     Exhibit A-4

                              3DO INTANGIBLE ASSETS

1.          Definitions

            1.1 As used herein, the term "M2 TECHNOLOGY" refers to 3DO's technical data, methods, processes, formulae, inventions, discoveries, software, technology, and other technical information regarding the interactive, multimedia hardware system (featuring a *** bus architecture and operating in conjunction with one or more PowerPC 602 microprocessors) and related software API which is the subject of that certain Technology Licensing Agreement which 3DO and Matsushita Electric Industrial Co. Ltd. ("MEI") executed on December 7, 1995 (the "M2 License") and amendments to that agreement dated April 24, 1996 and March 2, 1997.

            It should be noted that the M2 Technology which 3DO licensed to MEI pursuant to the M2 License is expressly limited to: (i) such technology as 3DO had developed as of December 7, 1995, that is necessary for the development, manufacture, sale or use of any of the M2 system designs that 3DO is required to provide MEI under the M2 License and/or the development, manufacture, sale or use of any M2-compatible software products, (ii) such additional deliverable items and related technology as 3DO is required to develop under the M2 License, and (iii) such Improvements and Adaptations (as such terms are defined below) as 3DO, at its discretion, elects to develop in furtherance of the M2 License.

            1.2 As used herein, the term "ADAPTATION" refers to any modification of the M2 Technology developed by 3DO that is required in order for any class or type of M2 Hardware Product to be used in another class or type of M2 Hardware Product (e.g., modification of a consumer M2 *** for development of an M2 car navigation product, etc.).

            1.3 As used herein, the term "IMPROVEMENT" refers to any modification of the M2 Technology developed by 3DO that increases the design efficiency, and/or manufacturing efficiency, while preserving compatibility and reducing the cost of any M2 Hardware Product.

            1.4 As used herein, the term "M2 HARDWARE PRODUCT" refers to any hardware product, device or system (whether or not designed for any consumer and/or commercial application) that satisfies all of the following criteria: (1) is developed and distributed by or for MEI or any authorized hardware sublicensee of MEI; (ii) incorporates M2 Technology or any Improvements or Adaptations thereof (or any portion of any of the foregoing) or is developed with the use of the M2 Technology or any Improvements or Adaptations thereof (or any portion of any of the foregoing); and (iii) if capable of executing or otherwise operating with interactive applications software products (except to the extent designed to comply with industry recognized standards that are not video game standards, such as VCD 2.0), only executes or otherwise operates M2 Software Products, and cannot execute or otherwise operate with any other proprietary interactive applications software.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

            1.5 As used herein, the term "M2 SOFTWARE PRODUCT" refers to any software product (whether or not designed for any consumer and/or commercial application) that satisfies all of the following criteria: (i) is developed and distributed by or for MEI or any authorized software sublicensee of MEI; (ii) is compatible with any M2 Hardware Product; and (iii) incorporates M2 Technology or any improvements or Adaptations thereof (or any portion of any of the foregoing) or is developed with use of the M2 Technology or any Improvements or Adaptations thereof (or any portion of any of the foregoing).

            1.6 As used herein, the term "M2 DERIVATIVE TECHNOLOGY" refers to technical data, methods, processes, formulae, inventions, discoveries, and other technology and technical information developed by 3DO after December 7, 1995 and derived from the M2 Technology (but not constituting an Improvement or Adaptation).

            1.7 As used herein, the term "OTHER TECHNOLOGY" refers to technical data, methods, processes, formulae, inventions, discoveries, and other technology and technical information developed by 3DO, but not constituting M2 Technology, an Improvement or Adaptation, and/or M2 Derivative Technology.

2.          Assets to be Contributed and Rights to be Sublicensed to Samsung

            2.1 Intangible Assets to be Assigned (e.g., patents, copyrights, mask work rights, and trade secret rights)

                 (a) M2 Technology (as listed in Attachment A). Samsung's and its Affiliates' right to use and exploit the M2 Technology shall be limited by and subject to the sublicensed rights set forth below.

                 (b) Improvements and Adaptations of the M2 Technology developed by 3DO (as listed in Attachment B). Samsung's and its Affiliates' right to use and exploit any such Improvements and/or Adaptations shall be limited by and subject to the sublicensed rights set forth below.

                 (c) M2 Derivative Technology developed by 3DO (as listed in Attachment C). There shall be no restriction upon Samsung's and its Affiliates' right to use and exploit such M2 Derivative Technology, except as set forth below.

                 (d) Other Technology developed or owned by 3DO that was part of the Systems business (as listed in Attachment D). There shall be no restriction upon Samsung's and its Affiliates' right to use and exploit such Other Technology.

            2.2 Rights to be Sublicensed to Samsung

                 (a) 3DO shall grant Samsung an exclusive worldwide, royalty-free, perpetual license to: (1) use, modify, create derivative works, and otherwise exploit the M2 Technology (and Improvements and Adaptations thereof) in connection with the development, manufacture, sale and/or distribution of any computing devices (as distinguished from video game systems), and in connection with the development, manufacture, sale and/or distribution of applications software products developed using an API other than the M2 API, which software products are not designed or intended for use with any video game system; and (ii) practice and otherwise exploit 3DO's intellectual property rights relating to the M2 Technology (or any portion thereof) in connection with the development, manufacture, sale and/or distribution of any such computing devices, and in connection with the development, manufacture, sale and/or distribution of applications software products developed using an API other than the M2 API, which software products are not designed or intended for use with any video game system. Such sublicense will permit the development and distribution of, among other things, semiconductor devices and board level products.

                 (b) 3DO shall grant Samsung an exclusive, worldwide, royalty-free, perpetual license to: (i) use, modify, create derivative works, and otherwise exploit the M2 Technology (and Improvements and Adaptations thereof) in connection with the development, manufacture, sale, lease, license and/or distribution of any development and authoring systems (including development and authoring software, tools and utilities) that are designed and intended for the development of hardware products that are not M2 Hardware Products and/or the development of software products that are not M2 Software Products (collectively, "Non-M2 Authoring Systems"); and (ii) practice and otherwise exploit 3DO's intellectual property rights relating to the M2 Technology (or any portion thereof) in connection with the development, manufacture, sale, lease, license and/or distribution of any Non-M2 Authoring Systems. Such sublicense will permit the development and distribution of semiconductor devices, system software and authoring tools and utilities.

                 (c) 3DO shall grant Samsung an exclusive, royalty-free, perpetual license to: (1) use, modify, create derivative works, and otherwise exploit the M2 Technology (and Improvements and Adaptations thereof) in connection with the development and manufacture of arcade and location-based entertainment devices (including integrated utility firmware) that are only distributed outside of Japan, and in connection with such development, manufacture and distribution of applications software products that are intended for use with such arcade and location-based entertainment devices and that are developed using an API other than the M2 API; and (ii) practice and otherwise exploit 3DO's intellectual property rights relating to the M2 Technology (or any portion thereof) in connection with the development and manufacture of such arcade and location-based entertainment devices that are on1y distributed outside of Japan, and in connection with such development, manufacture and distribution of applications software products that are intended for use with such arcade and location-based entertainment devices and that are developed using an API other than the M2 API.

            2.3 Restrictions Regarding M2 Technology and M2 Derivative Technology Developed By 3DO.

                 (a) Samsung and its Affiliates shall not have the right to manufacture (or authorize any third party to manufacture) any of the specific ASICs incorporated in the M2 Specifications (i.e., ***, ***, ***, ***, Bridgit, Babette, DENC, Splitter Jr., Venturi, VisaLite, Visa, and/or Splitter).

                 (b) Samsung and its Affiliates shall not have the right to develop and distribute (or authorize any third party to develop and distribute) any video game system incorporating the M2 Technology (or any Improvement or Adaptation thereof), or any of the M2 chipsets or other components or subsystems for incorporation into a video game platform. Such restriction shall not apply with respect to any M2 Derivative Technology that has been previously disclosed by 3DO to MEI pursuant to MEI's Right of First Negotiation under the M2 License.
***.

                 (c) Samsung and its Affiliates shall not have the right to develop and distribute (or authorize any third party to develop and distribute) any authoring systems designed or intended for the development of M2 Hardware and/or M2 Software Products.

                 (d) Samsung and its Affiliates shall not have the right to develop and distribute (or authorize any third party to develop and distribute) any M2-compatible peripheral device.

                 (e) Samsung and its Affiliates shall not have the right to develop and distribute (or authorize any third party to develop and distribute) any M2-compatible software products.

            2.4 M2 Derivative Technology to be developed by Samsung or its Affiliates in the future (the "Samsung Derivative Technology"). There shall be no restrictions on the Samsung's and its Affiliates' right to use and exploit (and to authorize third parties to use and exploit) any Samsung Derivative Technology, subject only to the following:

                 (a) Samsung and its Affiliates must disclose to 3DO, and 3DO will disclose to MEI, any such Samsung Derivative Technology that is designed for incorporation into an advanced, interactive video game platform, and, at MEI's request, negotiate with MEI for a license of such Samsung Derivative Technology in accordance with MEI's Right of First Negotiation under the M2 License.

                 (b) Samsung and its Affiliates shall not have the right to use or exploit the Samsung Derivative Technology, directly or indirectly, in connection with the development and distribution of any video game system, or any semiconductor device or other component or subsystem designed for incorporation into an advanced, interactive video game platform, without first fulfilling, its disclosure and negotiation obligations described in Section 2.4(a), above.


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

            2.5 Non-Derivative Technology to be developed by Samsung or its Affiliates in the future (the "Samsung Technology"). There shall be no restrictions on Samsung's and its Affiliates' right to use and exploit (and to authorize third parties to use and exploit) any Samsung Technology.

                                                                     Exhibit A-4
                                                                    Attachment A



                                  M2 TECHNOLOGY


1.0         ASICs

            1.1         ***
            1.2         ***
            1.3         *** (***)
            1.4         Bridgit (including Nubus Interface)
            1.5         Babette
            1.6         DENC
            1.7         Splitter Jr.
            1.8         Venturi
            1.9         VisaLite
            1.10        Visa
            1.11        Splitter

2.0         Systems

            2.1         *** (NTSC/PAL)
            2.2         *** (NTSC/PAL)
            2.3         *** (NTSC/PAL)
            2.4         Mac NuBus Development System (NTSC/PAL)
            2.5         ***
            2.6         ***
            2.7         *** (NTSC/PAL)
            2.8         *** (NTSC/PAL)
            2.9         ***

3.0         Peripherals

            3.1         Standard controller
            3.2         M2 extended controller
            3.3         Mouse
            3.4         Splitter
            3.5         ***
            3.6         ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

            3.7         ***

4.0         System ROM Technology

            Boot code
            ***
            ***
            ***
            ***
            ***
            ***
            ***
            Storage manager application
            No-Disc application
            System menu application

5.0         System Software

            *** for removable media
            Kernel including *** architecture User-level exception handing *** I/O System with support for *** *** Shell
            ***
                        *** as needed for supported devices
            MemDebug
            LumberJack
            Drivers
                        ***
                        ***
                        Timer driver
                        ***
                        ***
                        Microslot driver StorageCard driver Proxy driver HostFS driver HostConsole driver HostCD driver ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
                                      -28-

                        ***
                        Serial port driver
            Folios
                        Audio Folio
                        Beep Folio
                        FSUtilities Folio
                        Icon Folio
                        IFF Folio
                        Script Folio
                        International folio
                        JString folio
                        Compression folio
                        Requestor folio
                        Font folio
            Graphics
                        Display Manager

6.0         Development System Tools

            Link3DO/Dump3DO
            Comm3DO for Mac to dev card communications
            System Interface header files

            Libraries
                        Graphics
                                    Command List Toolkit
                                    Graphic framework library
                                    (including BSDF) 3D pipeline
                                    library 2D graphics library
                                    Mercury library
                        Data        Streaming Data Streaming library
                                    *** Data subscriber *** *** ***
                                    Audio subscriber
                        Music library
                        I/O library
                        Font library
                        ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

             CreateM2Make
             ***
             User Startup 3DO
             Graphics tools
                         Converters
                                     ***
                                     ***
                                     ***
                                     ***
                         ***
                         Texture and UTF tools
                         Texture Library
             Data Streaming tools
             Audio tools
                         SquashSound
                         AIFF sample set
                         PatchMaker
             Video Tools
                         ***
             Font Builder
             KFontViewer
             ***

 7.0         Build Tools and Utilities

             ROM build tools
             OS build tools
             CD relocation tool:  Laytool
             ***
             Online help tool(s)

 8.0         Engineering tools

             All design materials related to the following DSP software:
                                    ***

 9.0         Hardware Diagnostics

             ***
             ***
             ***
             ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

            ***
            ControlPad
            ***
            ***
            Serial Interface
            ***
            ***


10.0        Developer Documentation (as supplied by 3DO)

11.0        Supplemental Technology

            11.1        EZ Flix decode library
            11.2        EZ Flix encoder
            11.3        EZ Flix Subscriber
            11.4        Post Pro
            11.5        ***
            11.6        ***

12.0        Others

            12.1        ***



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                                     Exhibit A-4
                                                                    Attachment B



                          IMPROVEMENTS AND ADAPTATIONS


1.0         ***





*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                                     Exhibit A-4
                                                                    Attachment C



                            M2 DERIVATIVE TECHNOLOGY


1.0         ***

            Hardware Reference Design
            System Software
            ***

2.0         ***

            ***
                        ***
                        ***
                        ***
            ***
            ***
            Device Drivers
            ***






*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                                     Exhibit A-4
                                                                    Attachment D



                                OTHER TECHNOLOGY


1.0         ***

2.0         ***

3.0         Digital Video Products

            MPEGXpress 1000/1250        (MPEGI Mac)
            MPEGXpress 2500             (MPEG2 PC/Mac)
            ACXpress                    (AC-3 encode PC)
            SIC chip

4.0         ***

            ***
            ***
            Related software





*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                                       Exhibit B



                                  3DO EMPLOYEES


1)          ***
2)          ***
3)          ***
4)          ***
5)          ***
6)          ***
7)          ***
8)          ***
9)          ***
10)         ***
11)         ***
12)         ***
13)         ***
14)         ***
15)         ***
16)         ***
17)         ***
18)         ***
19)         ***
20)         ***
21)         ***
22)         ***
23)         ***
24)         ***
25)         ***
26)         ***
27)         ***
28)         ***
29)         ***
30)         ***
31)         ***
32)         ***
33)         ***
34)         ***
35)         ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

36)         ***
37)         ***
38)         ***
39)         ***
40)         ***
41)         ***
42)         ***
43)         ***
44)         ***
45)         ***
46)         ***
47)         ***
48)         ***
49)         ***
50)         ***
51)         ***
52)         ***
53)         ***
54)         ***
55)         ***
56)         ***
57)         ***
58)         ***
59)         ***
60)         ***
61)         ***
62)         ***














*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                                       Exhibit C



                          ALLOCATION OF PURCHASE PRICE


To be mutually agreed upon prior to close.

                                                                       Exhibit D



                               DISCLOSURE SCHEDULE


                         [Please See Attached Materials]

                                                                     Exhibit D-1



                        AGREEMENTS TO BE ASSIGNED BY 3DO



PARTIES:                           MojoSoft, Ltd. and The 3DO Company
AGREEMENT TYPE:                    Software Development Agreement
DATE:                              October 19, 1995
DESCRIPTION:                       Development of software integrating
                                   3DO's MPEG1 technology with Apple
                                   Computer's "QuickTime" Codec.

                                                                     Exhibit D-2



                    AGREEMENTS REQUIRING THIRD-PARTY APPROVAL
                           PRIOR TO ASSIGNMENT BY 3DO


ORIGINAL LICENSOR:    ***
AGREEMENT TYPE:       ***
DATE:                 ***
DESCRIPTION:          ***

ORIGINAL LICENSOR:    ***
AGREEMENT TYPE:       ***
DATE:                 ***
DESCRIPTION:          ***

ORIGINAL LICENSOR:    ***
AGREEMENT TYPE:       ***
DATE:                 ***
DESCRIPTION:          ***

ORIGINAL LICENSOR:    ***
AGREEMENT TYPE:       ***
DATE:                 ***
DESCRIPTION:          ***

ORIGINAL LICENSOR:    DOLBY LABORATORIES LICENSING CORPORATION
AGREEMENT TYPE:       AC-3 Decoder Implementation Agreement
DATE:                 On or about August 7, 1995
DESCRIPTION:          Describes the parties' collaborative development of an
                      implementation of Dolby AC-3 technology for use by companies licensed by Dolby to produce hardware products incorporating Dolby AC-3.
                      Non-exclusive, non-transferable license to use Dolby's know-how relating to its AC-3 technology and copyrighted works implementing its AC-3 encoder and decoder functions to develop, make, use and sell integrated circuit hardware and/or software implementation thereof.

                      Assignment requires written consent.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

ORIGINAL LICENSOR:    DOLBY LABORATORIES LICENSING CORPORATION
AGREEMENT TYPE:       Digital Audio System License Agreement - Professional
                      Encoders.
DATE:                 April 12, 1996
DESCRIPTION:          Non-exclusive, non-transferable license to use Dolby's
                      know-how relating to its AC-3 digital audio system and copyrighted works implementing its AC-3 encoder and decoder functions in connection with the design, development, manufacture and distribution of software or hardware product(s) providing AC-3 encoding solutions.

                      Assignment requires prior written consent.

ORIGINAL LICENSOR:    ***
AGREEMENT TYPE:       ***
DATE:                 ***
DESCRIPTION:          ***

ORIGINAL LICENSOR:    ***
AGREEMENT TYPE:       ***
DATE:                 ***
DESCRIPTION:          ***

ORIGINAL LICENSOR:    ***
AGREEMENT TYPE:       ***
DATE:                 ***
DESCRIPTION:          ***



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                                     Exhibit D-3



                               LITIGATION SUMMARY


OTHER PARTY:     CIRRUS LOGIC, INC.

Description of   Joint Development and [Non-Exclusive] License
Agreement:       Agreement between 3DO and Cirrus regarding the parties' joint development of a semiconductor device that integrates: (1)
                 Cirrus' core VGA Logic (i.e., controller, bus interface, buffer, digital to analog converter, 2D acceleration logic, video functions and other related components) and (2) 3DO's
                 "3D Engine" technology (i.e., memory controller, bus interface, 3D setup engine and 3D rendering engine and related components of 3DO's BDA semiconductor device).

Description      3DO served Cirrus with a notice of default based on
of Claims:       Cirrus' failure to timely pay sums due to 3DO under the
                 referenced agreement. Cirrus elected not to attempt to serve its breach and, instead, filed a complaint to rescind such agreement. 3DO has responded and filed a cross-complaint alleging breach of contract by Cirrus and seeking payment of all sums owed by Cirrus under the agreement.

                 Cirrus, in its initial complaint, alleged that the 3DEngine infringes one or more unidentified third-party patents. Subsequently, in its "First Request For Admissions", Cirrus requested 3DO to acknowledge that the 3DEngine infringes U.S. Patent Nos. 4,727,365; 4,811,245; 4,974,176; and
                 5,367,615.




*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                                     Exhibit D-4



               PATENTS AND PATENT APPLICATIONS


  REFERENCE NO.: 3040 CON (UNITED STATES)
  METHOD FOR CONTROLLING A SPRYTE RENDERING PROCESSOR

  Issue Date:           January 21, 1997
  Patent No.:           5,596,693
  Current Status:       Issued


  REFERENCE NO.: 3040 (PCT)
  METHOD FOR CONTROLLING A SPRYTE RENDERING PROCESSOR

  Application Filed:    November 2, 1992
  PCT Application No.:  PCT/US92/09350
  Current Status:       Pending - potentially applicable only with respect to
                        Brazil, Europe and Japan


  REFERENCE NO.: 3050 (UNITED STATES)
  RESOLUTION ENHANCEMENT FOR VIDEO DISPLAY USING MULTI-LINE INTERPOLATION

  Issue Date:           January 2, 1996
  Patent No.:           5,481,275
  Current Status:       Issued


  ***


  ***


  REFERENCE NO.: 4230 (UNITED STATES)
  METHOD AND APPARATUS FOR PROCESSING IMAGE DATA

  Patent Issued:        November 5, 1996

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

   Patent No.:          5,572,235
   Current Status:      Issued


   REFERENCE  NO.: 4255 (UNITED STATES)
   DISPLAY LIST MANAGEMENT MECHANISM FOR REAL-TIME CONTROL OF BY-THE-LINE MODIFIABLE VIDEO DISPLAY SYSTEM

   Patent Issued:       March 26, 1996
   Patent No.:          5,502,462
   Current Status:      Issued


   ***


   REFERENCE NO.: 4270 (PCT)
   PLAYER BUS APPARATUS AND METHOD

   Application Filed:   November 2, 1992
   PCT Application No.: PCT/US92/09384
   Current Status:      Pending - potentially applicable only with respect to
                        Japan


   REFERENCE NO.: 4310 CIP (UNITED STATES)
   METHOD AND APPARATUS FOR GAMMA CORRECTION BY MAPPING TRANSFORMING AND
   DEMAPPING

   Patent Issued:       April 18, 1995
   Patent No.:          5,408,267
   Current Status:      Issued


   REFERENCE NO.: 4320 (UNITED STATES)
   AMPLITUDE ADAPTIVE                        FILTER

   Patent Issued:       January 30, 1996
   Patent No.:          5,488,576
   Current Status:      Issued


   REFERENCE NO.: 4330 (UNITED STATES)

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

METHOD AND APPARATUS FOR DIGITAL MULTIPLICATION BASED ON SUMS AND DIFFERENCES OF FINITE SETS OF POWERS OF TWO

   Issue Date:          March 28, 1995
   Patent No.:          5,402,369
   Current Status:      Issued


   REFERENCE  NO.: 4340 (UNITED STATES)
   MULTI-PHASE FILTER/DAC

   Issue Date:          May 28, 1996
   Patent No.:          5,521,946
   Current Status:      Issued


   ***


   REFERENCE NO.: 4370 (PCT)
   REAL TIME DECOMPRESSION AND POST-DECOMPRESS MANIPULATION OF COMPRESSED FULL-MOTION VIDEO CARTRIDGE

   Application Filed:   September 23, 1994
   Serial  No.:         PCT/US95/11863
   Current Status:      Pending - potentially applicable only with respect to
                        Europe


   REFERENCE NO.: 4380 (UNITED STATES)
   METHOD AND APPARATUS FOR AUDIO DATA COMPRESSION AND DECOMPRESSION

   Issue Date:          April 1, 1997
   Serial  No.:         __________________
   Current Status:      Issued


   REFERENCE NO.: 4390 (UNITED STATES)
   DECOMPRESSOR AND COMPRESSOR FOR SIMULTANEOUSLY DECOMPRESSING AND COMPRESSING A PLURALITY OF PIXELS IN A PIXEL ARRAY IN A DIGITAL IMAGE DIFFERENTIAL PULSE CODE MODULATION

   Application Filed:   November 14, 1994

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

   Serial No.:          08/338,427
   Current Status:      Pending - allowed; issuance fee paid


   ***


   REFERENCE NO.: 4410 (PCT)
   METHOD AND APPARATUS FOR DETECTING AND MODIFYING DITHER/VERTICAL STRIPE PATTERNS FOR A VIDEO SIGNAL

   Application Filed:   May 8, 1996
   Serial No.:          PCT/US96/06480
   Current Status:      Pending - designated "all countries" in initial PCT
                        application


   ***


   ***


   REFERENCE NO.: 4510 (PCT)
   CONFIGURABLE VIDEO DISPLAY SYSTEM HAVING LIST-BASED CONTROL MECHANISM FOR BY-THE- LINE AND BY-THE-PIXEL MODIFICATION OF DISPLAYED FRAMES AND METHOD OF OPERATING SAME

   Application Filed:   May 8, 1996
   Serial No.:          PCT/US96/06438
   Current Status:      Pending - designated "all countries" in initial PCT
                        application


   ***


   REFERENCE NO.: 4520 (PCT)
   METHOD OF CONTROLLING AN MPEG DECODER

   Application Filed:   May 8, 1996
   Serial No.:          PCT/US96/06510
   Current Status:      Pending - designated "all countries" in initial PCT
                        application


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

  ***


  ***


  ***


  REFERENCE NO.: 4550 (PCT)
  METHOD AND APPARATUS FOR MANAGING SNOOP REQUESTS USING SNOOP ADVISORY CELLS

  Application Filed:    May 8, 1996
  Serial  No.:          PCT/US96/06480
  Current  Status:      Pending - designated "all countries" in initial PCT
                        application


  ***


  ***


  ***




*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.